UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

PROPHASE LABS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials:

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[●], 2018

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of ProPhase Labs, Inc. (the “Company”), to be held on Thursday, April 12, 2018, beginning at 4:00 p.m., local time, at the offices of Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022 for the following purposes:

1.	To approve the Company’s 2018 Stock Incentive Plan; and

2.	To approve the Amended and Restated 2015 Executive Employment Agreement with Ted Karkus, the Company’s Chairman and Chief Executive Officer.

The two proposals to be voted on at the Special Meeting are more fully described in the proxy statement. In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

It is important that your shares be represented at the Special Meeting, regardless of the size of your holdings. Accordingly, whether or not you expect to attend the Special Meeting, we urge you to vote promptly by returning the enclosed proxy card. You may revoke your proxy at any time before it has been voted. Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Special Meeting.

Thank you for your cooperation and continued support.

Very truly yours,

/s/ Ted Karkus
Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

ProPhase Labs, Inc.

621 N. Shady Retreat Road

Doylestown, PA 18901

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

to be held on Thursday, April 12, 2018

Dear Stockholder:

You are hereby given notice of and invited to attend in person or by proxy a special meeting of stockholders (the “Special Meeting”) of ProPhase Labs, Inc. (the “Company”), to be held at the offices of Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022, on Thursday, April 12, 2018, at 4:00 p.m., local time, for the following purposes:

1.	To approve the Company’s 2018 Stock Incentive Plan; and

2.	To approve the Amended and Restated 2015 Executive Employment Agreement with Ted Karkus, the Company’s Chairman and Chief Executive Officer.

The two proposals to be voted on at the Special Meeting are more fully described in the proxy statement. In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS DESCRIBED ABOVE AND IN THE ACCOMPANYING PROXY STATEMENT.

The board of directors has fixed the close of business on March 14, 2018, as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and any adjournments thereof. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ Ted Karkus
Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

Doylestown, PA

[●], 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON April 12, 2018

The Notice of Special Meeting of Stockholders and Proxy Statement are available at:

http://www.astproxyportal.com/ast/07814

ProPhase Labs, Inc.

621 N. Shady Retreat Road

Doylestown, PA 18901

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
to be held on Thursday, April 12, 2018

ProPhase Labs, Inc.

621 N. Shady Retreat Road

Doylestown, PA 18901

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING OF STOCKHOLDERS

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of ProPhase Labs, Inc. (the “Company,” “we,” “our,” or “us,” as the context requires) is providing this proxy statement (this “Proxy Statement”) to solicit your proxy in connection with a special meeting of stockholders (the “Special Meeting”), which will take place at the offices of Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022, on Thursday, April 12, 2018, at 4:00 p.m., local time. The Board is requesting your vote on the proposals described in this Proxy Statement. This Proxy Statement and the accompanying proxy card, or voting instruction form, as applicable, are being distributed on or about [●], 2018.

Q:	Who is soliciting the proxies?

A:	We are soliciting proxies in the form enclosed on behalf of the Board. Our Board has selected Ted Karkus and Monica Brady (the “Named Proxies”) to vote all shares for which the Company has been appointed to act as proxy at the Special Meeting. The Named Proxies will vote any properly executed proxy, if received in time and not revoked, at the Special Meeting in accordance with your directions. The Named Proxies will vote any signed proxy that fails to specify a choice on the proposals to be acted upon at the Special Meeting in accordance with the Board’s voting recommendations (as described below in “What are the Board’s voting recommendations?”, and, in the Named Proxies’ discretion, FOR or AGAINST such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

Q:	What information is contained in these materials?

A:	This Proxy Statement contains information related to the proposals to be voted on at the Special Meeting, the voting process, the compensation of the Company’s executive officers and directors, and other required information.

Q:	What proposal will be voted on at the Special Meeting?

A:	There are two matters on which a vote is scheduled at the Special Meeting:

1.	to approve the Company’s 2018 Stock Incentive Plan (the “2018 Stock Plan Proposal”); and

2.	to approve the Amended and Restated 2015 Executive Employment Agreement with Ted Karkus, the Company’s Chairman and Chief Executive Officer (the “New CEO Employment Agreement Proposal”)

We will also consider and vote upon any other business properly brought before the Special Meeting, or any adjournment or postponement thereof. However, our Secretary has not received timely and proper notice from any stockholder of any other matter to be presented at the meeting.

Q:	What are the Board’s voting recommendations?

A:	The Board recommends that you vote your shares :

●	FOR the 2018 Stock Plan Proposal (Proposal 1); and

●	FOR the New CEO Employment Agreement Proposal (Proposal 2).

For a more detailed discussion of why you should vote “FOR” Proposals 1 and 2, see “Proposal 1 – Approval of the 2018 Stock Incentive Plan” and “Proposal 2 – Approval of the New CEO Employment Agreement.”

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Q:	What shares may I vote?

A:	You may vote all shares of the Company’s Common Stock, par value $0.0005 per share (“Common Stock”), that you owned as of the close of business on March 14, 2018 (the “Record Date”). These shares include:

1.	those held directly in your name as the stockholder of record; and

2.	those held for you as the beneficial owner through a bank, broker, or similar institution at the close of business on the Record Date.

Each share of Common Stock is entitled to one vote. On the Record Date, there were [●] shares of Common Stock issued and outstanding. There was no other class of voting securities of the Company outstanding on the Record Date.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most Company stockholders hold their shares through a bank, broker or similar institution rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to vote your shares in person at the Special Meeting or grant a proxy to vote your shares to the Company or any other person who will appear in person at the Special Meeting, and any adjournment and postponement thereof, and vote your shares on your behalf. Stockholders of record are requested to complete, date, sign and return (in the prepaid envelope provided for this purpose) the enclosed form of proxy for your shares, giving the Company the right to vote your shares for you at the Special Meeting, as you direct.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or similar institution, you are considered the beneficial owner of shares held in street name, and your bank, broker or nominee is forwarding these proxy materials to you. Your bank, broker, or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting. Your bank, broker, or nominee has enclosed a voting instruction form for you to use.

Q:	May I attend the Special Meeting in person?

A:	You are invited to attend the Special Meeting and we encourage all stockholders of the Company to attend the Special Meeting.

All stockholders attending the Special Meeting will be asked to present a form of photo identification, such as a driver’s license, in order to be admitted to the meeting. All bags or packages permitted in the meeting room will be subject to inspection. No cameras, computers, recording equipment, other similar electronic devices, signs, placards, briefcases, backpacks, large bags, or packages will be permitted in the Special Meeting. The use of mobile phones, tablets, laptops and similar electronic devices during the Special Meeting is prohibited, and such devices must be turned off and put away before entering the meeting room. By attending the Special Meeting, stockholders agree to abide by the agenda and procedures for the Special Meeting, copies of which will be distributed to attendees at the meeting.

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Q:	How can I vote my shares in person at the Special Meeting?

A:	You may vote shares you hold directly in your name as the stockholder of record in person at the Special Meeting. If you choose to do so, please bring the enclosed proxy card. Voting in person at the Special Meeting will revoke any proxy you submitted earlier.

If you are the beneficial owner of shares held in street name and your bank, broker, or nominee is forwarding these proxy materials to you, you may vote the shares in person at the Special Meeting only if you have obtained a signed proxy from your bank, broker, or nominee (i.e., the record holder) giving you the right to vote the shares.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

Q:	How can I vote my shares without attending the Special Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your bank, broker, or other nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction form included by your broker or nominee.

By Mail—You may vote by mail by signing your proxy card or, for shares held in street name, the voting instruction card provided by your bank, broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct at the Special Meeting. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

On the Internet—If you hold your shares in street name and the firm that holds your shares offers online voting, your broker voting instruction form will contain instructions on how to vote online. If you vote online, you do not need to mail in your proxy card. If you hold your shares directly in your name as the stockholder of record you may not vote online.

By Telephone—If you hold your shares in street name and the firm that holds your shares offers voting by telephone, your broker voting instruction form will contain instructions on how to vote by telephone. If you vote by telephone, you do not need to mail in your proxy card. If you hold your shares directly in your name as the stockholder of record you may not vote by telephone.

Q:	May I change or revoke my vote?

A:	Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Special Meeting.

If you hold your shares directly and returned your proxy by mail, you must (a) provide written notice of revocation to the Secretary of the Company, (b) timely deliver a valid, later-dated proxy, or (c) vote in person at the Special Meeting. Your attendance at the Special Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to the Secretary of the Company before the Special Meeting or you vote at the Special Meeting. Any proxy submitted by a stockholder of record may be revoked at any time prior to its exercise at the Special Meeting.

For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker or nominee. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until the cut-off time stated in the proxy instructions.

Q:	How are votes counted?

A:	You may vote you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

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If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares, but do not indicate your voting preferences, the Named Proxies will vote your shares in accordance with the recommendations of the board of directors.

If you are a beneficial owner and you have not provided voting instructions to your broker, your broker will not be entitled to vote your shares because it does not have discretionary authority to vote on the 2018 Stock Plan Proposal or the New CEO Employment Agreement Proposal, resulting in a “broker-non-vote” with respect to each of these proposals. See “What is a broker non-vote?” for more information.

Q:	What is the quorum requirement for the Special Meeting?

A:	The quorum requirement for holding the Special Meeting and transacting business is a majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy (the “Shares”). Abstentions will be counted as present and entitled to vote for purposes of determining a quorum at the Special Meeting. Broker non-votes (described below) will not be counted for this purpose.

Q:	What is the voting requirement to approve each of the proposals?

A:

Each of the proposals must be approved by a majority of the votes cast by the stockholders entitled to vote on such matters who are present in person or represented by proxy at the Special Meeting. A quorum must be present at the Special Meeting for a valid vote.

The Board and Mr. Karkus have agreed that Mr. Karkus will abstain from voting on the two proposals due to his personal interest in these matters.

Q:	What happens if I abstain from voting?

A:	If an executed proxy card is returned and the stockholder has explicitly abstained from voting, the Shares represented by the proxy will be considered present at the Special Meeting for the purpose of determining a quorum. Abstentions will not be counted as votes cast and therefore they will have no effect on the outcome of either of the proposals.

Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposal(s) and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine.” Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the 2018 Stock Plan Proposal or the New CEO Employment Agreement Proposal. As such, broker non-votes will have no effect on the outcome of either of the proposals.

Q:	Will I have dissenters’ rights?

A:	No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation, or our bylaws to any stockholder with respect to either of the proposals.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:	It means your Shares are registered differently or are held in more than one account. Please provide voting instructions for all proxy cards and voting instruction forms you receive.

Q:	Where can I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K following the Special Meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our Common Stock as of February 26, 2018 by (a) each person known to the Company to own more than 5% of the outstanding shares of our Common Stock, (b) each director and nominee for director of the Company, (c) the named executive officers and (d) all directors and executive officers as a group. Unless otherwise indicated, the address of each person or entity listed below is the Company’s principal executive office.

Name of Beneficial Owners	Common Stock Beneficially Owned(1)	Percent of Class
Officers and Directors
Ted Karkus(2)	2,734,849	24.0%
Monica Brady(3)	13,678	*
Jason Barr	7,721	*
Mark Burnett	310,808	2.8%
Louis Gleckel, MD	79,235	*
Robert V. Cuddihy, Jr.(4)	7,959	*
ALL DIRECTORS AND EXECUTIVE OFFICERS	3,154,250	27.7%
(Five Persons)

* Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 (“Rule 13d-3”) under the Exchange Act, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3 based on 11,129,892 shares outstanding on February 26, 2018 and includes options or other rights to subscribe for shares of Common Stock which are exercisable within sixty (60) days of February 26, 2018.

(2)	Includes 2,484,849 shares and options to purchase 250,000 shares that are vested and exercisable. This number does not include 127,776 shares of common stock that will vest and become exercisable under the stock option granted to Mr. Karkus on February 23, 2018. As noted elsewhere in this Proxy Statement, under the terms of this stock option agreement, Mr. Karkus may not exercise these options unless and until stockholder approval of the New CEO Employment Agreement Proposal and the 2018 Stock Plan Proposal has been attained.

(3)	Includes 7,428 shares and options to purchase 6,250 shares that are vested and exercisable.

(4)	Mr. Cuddihy resigned from the Company effective September 29, 2017.

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EXECUTIVE AND DIRECTOR COMPENSATION

The following summary compensation table sets forth the total compensation paid or accrued for the years ended December 31, 2017 and 2016 to our Chief Executive Officer, our Chief Accounting Officer and our former Chief Financial Officer and Chief Accounting Officer. We refer to these officers as our “named executive officers.”

Summary Compensation Table (2017 and 2016)

Name and Principal Position	Year	Salary($)	Bonus(1) ($)	Option Awards(2) ($)	All Other Compensation (3)($)	Total($)
Ted Karkus
Chairman of the Board and	2017	675,000	725,000	458,062	25,800	1,883,862
Chief Executive Officer	2016	675,000	150,000	—	25,600	850,600

Monica Brady
Chief Accounting Officer	2017	113,250	60,000	18,428	11,872	203,550

Robert V. Cuddihy, Jr
Former Chief Financial Officer and	2017	247,115	—	—	677,338	924,453
Chief Operating Officer	2016	350,000	75,000	—	25,600	450,600

(1)

For Mr. Karkus, the amount reported for 2017 includes a $650,000 discretionary bonus paid to Mr. Karkus in May 2017 in recognition of his efforts related to the sale of substantially all of the Company’s assets, comprised of the intellectual property and other assets related to the Company’s Cold-EEZE® brand and product line, to Mylan N.V. It also includes a $75,000 discretionary year-end bonus paid to Mr. Karkus in recognition of services rendered in 2017.

Ms. Brady received a $40,000 discretionary bonus in May 2017 in connection with the closing of the sale of the Company’s Cold-EEZE® brand and product line, to Mylan N.V. and a $20,000 discretionary year-end bonus in recognition of services rendered in 2017.

(2)

Represents the aggregate grant date fair value of the option awards granted to Mr. Karkus and Ms. Brady in 2017, determined in accordance with FASB ASC Topic 718. We used the Black-Scholes option pricing model during the fiscal year ended December 31, 2017 to determine the fair value of the stock options at the date of grant. Based upon our limited historical experience, we determined the expected term of the stock option grants to be a range between 2.5 to 6.5 years, calculated using the “simplified” method in accordance with the SEC Staff Accounting Bulletin 110. We use the “simplified” method since our historical data does not provide a reasonable basis upon which to estimate expected term. Below is a summary of the assumptions used in determining the fair value of the stock options at the date of grant.

●	Expected option life: 4.5 – 4.75 years
●	Weighted average risk free rate: 1.62% - 1.81%
●	Dividend yield: 0%
●	Expected volatility: 38.59% - 44.51%

(3)

For Mr. Karkus, the amount reported for 2017 includes a $15,000 vehicle allowance and a $10,800 matching contribution in the Company’s 401(k) defined contribution plan.

For Ms. Brady, the amount reported for 2017 includes a $5,000 vehicle allowance and a $6,872 matching contribution in the Company’s 401(k) defined contribution plan.

For Mr. Cuddihy, the amount reported for 2017 includes a $600,000 termination payment received pursuant to his April 2017 Employment Agreement Termination and Release Agreement and a $55,000 termination payment received pursuant to his September 2017 Employment Agreement Termination and Release Agreement. The amount also includes a $11,538 vehicle allowance and a $10,800 matching contribution in the Company’s 401(k) defined contribution plan.

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Compensation Philosophy

Our Compensation Committee believes that the most effective compensation program should:

●	attract and retain talented executives who will lead us through the challenges that we may face and put us in a position to grow and succeed;

●	motivate our executives to achieve short-term, medium-term and long-term financial and strategic goals;

●	reward our executives for the achievement of individual and corporate objectives; and

●	align the interests of management with those of our stockholders by providing incentives for superior performance that improves shareholder value.

There is no pre-established policy or target for the allocation between either cash and non-cash or short-term, medium-term and long-term incentive compensation. This approach provides our Compensation Committee the ability to evaluate the compensation package from year to year with the flexibility to configure allocations and amounts in a manner that aligns closely with stockholder interests. The Compensation Committee considers our corporate performance, individual performance, and the economic environment in general and in our industry when it makes compensation decisions. The Compensation Committee uses these factors, in conjunction with its overall compensation philosophy, when it determines compensation to be awarded to our executive officers during a fiscal year.

While we do not have any policy for the proportion of compensation that should be allocated as cash or non-cash, or short or long-term, we have historically paid our executive officers a greater percentage of their total compensation as base salary. This is due to market factors in our industry and the specific situations facing our Company. It is important for us to retain the services of our talented and experienced executive team through market fluctuations. To do so, we believe that it is important to provide a certain amount of fixed compensation that will give our executive officers some assurance as to the level of compensation they will earn.

We have utilized annual bonus awards to reward results or extraordinary efforts, which motivates our executive officers to produce positive short-term results. We grant stock options and other stock-based awards which align the long-term interests of our executive officers to the interests of our stockholders by making our executive officers stakeholders in the Company and tying their long-term interests to our success.

Our Compensation Committee does not specifically benchmark the compensation of our executives to the pay of other executives in companies of similar size in our industry, given the unique challenges that are faced by other companies of our size in our industry. However, we have historically compared the level of our executives’ compensation against the compensation of other companies in our industry in general, and believe that the level of compensation our executives receive is within the range of compensation paid to other executives in our industry. We use these compensation checks to ensure that our executives are being appropriately rewarded and to discourage their departure to any competitor. In April 2017, the Compensation Committee retained the services of Bond & Pecaro, Inc. to advise the committee on a going forward basis on all executive compensation matters.

Regarding most compensation matters, the Chief Executive Officer’s responsibility is to provide recommendations to the Compensation Committee based on an analysis of market standards and trends and an evaluation of the contribution of each executive officer to the Company’s performance. Our Compensation Committee considers, but retains the right to accept, reject or modify such recommendations. Neither the Chief Executive Officer nor any other member of management is present during executive sessions of the Compensation Committee. Moreover, the Chief Executive Officer is not present when decisions with respect to his compensation are made.

Consideration of 2016 Advisory Stockholder Vote on Executive Compensation

On May 24, 2016, at our annual meeting of stockholders, our stockholders overwhelmingly approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, as discussed and disclosed in the compensation tables and related narrative disclosure contained in our 2016 Proxy Statement (the “Say on Pay Vote”). The Compensation Committee appreciates and values the views of our stockholders. In light of the strong level of support of the overall pay practices, and of the general effectiveness of our long standing compensation policies, the Board and the Compensation Committee did not make any specific changes to our executive compensation program for 2017.

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At the annual meeting on May 6, 2013, our stockholders expressed a preference that our Say on Pay Vote occur every three years. In accordance with the results of this vote, the Board of Directors determined to implement a Say on Pay Vote every three years. Therefore, the next Say on Pay Vote will be held at our 2019 annual meeting of stockholders. The next required vote on the frequency of Say on Pay Votes will also be held at our 2019 annual meeting of stockholders.

Elements of Compensation

Subject to variation where appropriate, the elements of compensation to our named executive officers include:

●	base salary, which is determined on an annual basis and is generally set forth in employment agreements with our executives;

●	annual cash incentive compensation, which is awarded by our Compensation Committee on a discretionary basis, determined based on the Company and individual performance in the applicable fiscal year; and

●	long-term incentive compensation in the form of options and other stock-based awards.

Base Salary and Annual Bonus

Base salaries are an integral component of our total compensation program, and setting base salaries at competitive levels helps us to attract and retain senior executives. Base salary is the only fixed component of compensation for our executives. The base salaries for our named executive officers were determined based on the Compensation Committee’s evaluation of the competitive marketplace, the salaries of our other executives, and the scope of each named executive officer’s responsibilities. The base salaries of our named executive officers were set at the level deemed necessary to secure their employment for an extended period and to appropriately reward them for the multiple roles they played for our Company.

Our annual bonus opportunity is intended to incentivize the achievement of our short-term goals. On an annual basis, generally in mid-December, our Compensation Committee assesses the individual performance of each of our executive officers and the performance of the Company and determines the appropriate annual bonus award, if any, for our executive officers. We do not use pre-established targets for the annual bonus award because market factors that affect our Company’s performance are unpredictable, and thus it would be difficult to set goals at the beginning of the fiscal year that would appropriately motivate our executive officers throughout the year. By basing the annual incentive on assessments made at the end of the year of the performance of the individual executives and the Company, and occasionally making mid-year determinations where the circumstances warrant an immediate reward, we can take all market factors into account and reward our executive officers appropriately for their performance.

Equity-Based Awards

Our Compensation Committee believes that equity-based participation provides our executive officers a strong economic interest in maximizing stock price appreciation over the long term and aligns their interests with the interests of our stockholders. Equity-based awards are made pursuant to the Company’s equity incentive plans. The ProPhase Labs, Inc. Amended and Restated 2010 Equity Compensation Plan (the “2010 Plan”) authorizes us to issue up to 3,200,000 shares of Common Stock (subject to adjustments described in the 2010 Plan) to eligible employees, directors, consultants, advisors and other service providers of the Company or any of our affiliates.

The 2010 Plan has served as a key retention tool. Retention serves as a very important factor in our determination of the type of award to grant and the number of underlying shares that are granted in connection with that award. In addition, our Compensation Committee considers cost to the Company in determining the form of award, as well as our desire to have equity awards drive and reward performance over an extended period of time in order to promote long-term value for our stockholders, and to be an integral part of a competitive compensation program. Our Compensation Committee believes that stock options, restricted shares and stock grants are the best forms of award to achieve these goals, as stock options are designed to deliver value to executives only if our stock price increases over the value at the time of grant, and restricted shares and stock grants provide compensation that fluctuates with our stock price.

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In determining the size of an option, restricted stock or stock grant to a named executive officer, both upon initial hire and on an ongoing basis, our Compensation Committee considers competitive market factors, the size of the equity incentive plan pool, cost to the Company, the level of equity held by the executive and by other officers, and individual contribution to corporate performance.

Although there is no set target level for holding options or stock ownership, our Compensation Committee recognizes that the equity-based component ensures additional focus by our executive officers on stock price performance, enhances executive retention, and aligns the interests of our executive officers with the interests of our stockholders. Accordingly, the exercise price of stock options is tied to the fair market value of our Common Stock on the date of grant. A grant of stock options typically will vest over a two to three year period, although the Compensation Committee may at times determine that a fully vested award is appropriate.

There is no set formula for the granting of awards to individual executives or employees. The number of options awarded may vary up or down from prior year awards, based on the Compensation Committee’s review and consideration of the above-listed goals and factors.

In keeping with our executive compensation program and philosophy for incentivizing the performance of our executive officers, as noted above, our Compensation Committee has used grants of stock, including restricted stock. Such grants are intended to reinforce the alignment of interests of our named executive officers with those of our stockholders, as the value of the awards granted thereunder is linked to the value of our Common Stock, which, in turn, is indirectly attributable to the individual performance of our executive officers.

Defined Contribution Plan

In 1999, we implemented a 401(k) defined contribution plan for its employees. The 401(k) plan is the Company’s primary retirement benefit for its employees, including its executives. For executive officers, as well as all other employees, the Company makes a contribution to the plan annually based on the amount of the employee’s 401(k) plan contributions and compensation. The contribution to the plan by the Company consists of a 50% match of the employee’s contribution, up to $10,800 per person, per annum. The Company’s total contribution to the 401(k) plan in 2017 for its named executive officers, in the aggregate, was approximately $28,500. Company contributions to the Company’s 401(k) plan are included in the Summary Compensation Table as “Other Compensation.”

The Company does not provide its executive officers with any type of defined benefit retirement benefit or the opportunity to defer compensation pursuant to a non-qualified deferred compensation plan.

Perquisites and Other Personal Benefits

The Company provides executives with limited personal benefits. The Compensation Committee reviews annually the levels of personal benefits provided to the executives. Medical and dental insurance is provided to each executive, along with all other eligible employees, subject to the same terms and conditions, including premium payments, that apply to all other eligible employees. Life and disability insurance is provided to each executive at no cost to the executive. All such welfare benefits terminate at the time each executive is no longer employed with the Company or as otherwise provided in the applicable employment agreement (except as otherwise required by continuation coverage laws).

Employment Agreements

On May 29, 2015, the Company entered into employment agreements (the “2015 Employment Agreements”) with each of Ted Karkus, Chairman and Chief Executive Officer of the Company, and Robert V. Cuddihy, Jr., former Chief Financial Officer and Chief Operating Officer of the Company. Each employment agreement was approved by our Board of Directors.

On February 16, 2018, the Board of Directors approved the Amended and Restated 2015 Executive Employment Agreement with Mr. Karkus (the “New CEO Employment Agreement”), which became effective February 23, 2018. See Proposals 1 and 2 for a description of the New CEO Employment Agreement. As described in Proposals 1 and 2, the New CEO Employment Agreement will be null and void if it is not approved by the requisite vote of stockholders at the Special Meeting. In the event the requisite vote of stockholders is not attained at the Special Meeting, Mr. Karkus’ 2015 Employment Agreement (described below) will be reinstated in its entirety, and the initial annual base salary provided for under his 2015 Employment Agreement will be reinstated, retroactive to the effective date of the New CEO Employment Agreement.

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2015 Employment Agreement with Ted Karkus

Under his 2015 Employment Agreement with the Company (the “2015 CEO Employment Agreement”), Mr. Karkus agreed to an initial annual base salary of $675,000 as Chief Executive Officer. He was eligible to receive an annual increase in base salary and bonus in the sole discretion of the Compensation Committee, and was also eligible to receive regular benefits routinely provided to other senior executives of the Company.

Clawback Provision

The 2015 CEO Employment Agreement included a clawback provision. Specifically, in the event certain conditions were satisfied, namely, if:

●	a mandatory restatement of the Company’s financial results occured while the Company remained publicly traded and was attributable to misconduct or wrongdoing by Mr. Karkus;

●	Mr. Karkus had received payment of a cash bonus or had been issued any Company shares as a bonus within three (3) years preceding the mandatory restatement; and

●	the amount of such cash bonus or share grant was calculated and awarded pursuant to a specific financial formula, and the cash bonus or share grant would have been diminished based on the restated financial results had the financial formula been applied using the restated financial results;

then Mr. Karkus would have been required to remit to the Company the amount by which the original cash bonus or share grant would have been diminished, net of taxes originally paid. However, if the net effect of the restatement was effectively neutral to the Company over the applicable time periods, then no clawback amount would have been due from Mr. Karkus.

Payments upon Termination or Change in Control

The 2015 CEO Employment Agreement also provided for payments upon certain terminations and change in control benefits.

The Compensation Committee provides our executive officers with termination benefits in order to attract and retain talented executives in a marketplace where such benefits are commonly provided as a part of a competitive compensation package. Change in control termination benefits also ensure that our executive officers make decisions based on the good of the stockholders, and will retain their drive and focus in the event of a change in control of the Company, even if it means that they would lose their jobs as a result.

The level of severance benefits provided for in the 2015 CEO Employment Agreement were based on a multiple of base salary only, rather than base and bonus as is typical in the market. The Compensation Committee determined that a multiple of bonus would not be appropriate since our bonus is generally discretionary and payable only on an ad hoc basis upon short-term achievements. The Compensation Committee determined that the base salary multiple included in the 2015 CEO Employment Agreement was set at an appropriate level given the lack of bonus inclusion, as well as in light of our compensation program goals of retention and the provision of a competitive compensation package.

Under the 2015 CEO Employment Agreement, in the event of termination by the Company of Mr. Karkus’ employment for “Cause” or due to his voluntary resignation without a Good Reason (as such terms are defined in the 2015 CEO Employment Agreement), no severance benefits would be payable to Mr. Karkus. If Mr. Karkus’ employment was terminated by the Company for any reason other than termination for Cause or due to his voluntary resignation without Good Reason (as defined in the 2015 CEO Employment Agreement), then Mr. Karkus would be paid a severance payment 1.5 times his base salary (decreased from 2.5 times his base salary in his prior employment agreement) (“Karkus Severance”). One-half of the Karkus Severance payment would be paid as a lump sum payment in cash and the remaining one-half would be paid in 12 equal consecutive, monthly installments commencing on the first business day of the month following the effective date of the termination. In addition, Mr. Karkus, and his eligible dependents, would be entitled to Company-paid COBRA continuation coverage premiums under the Company’s welfare plans, for a period of up to 18 months. Notwithstanding the above, if a termination of employment occured as a result of death or disability, then any cash severance payment would only be made to the extent that the proceeds were payable to the Company through a “key man” life, disability or similar insurance policy.

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Additionally, if Mr. Karkus’ employment was terminated within twenty four (24) months after or within 180 days prior to, or otherwise in contemplation of, a Change in Control (as defined in the 2015 CEO Employment Agreement) of the Company, without Cause (other than due to death or disability) or due to his voluntary resignation with Good Reason, then in lieu of the cash severance described above, Mr. Karkus would have instead been entitled to receive a one-time severance payment in cash equal to the greater of (x) One Million Five Hundred Thousand Dollars ($1,500,000) (voluntarily decreased by Mr. Karkus from $2,500,000 in his prior employment agreement), and (y) 199 percent (decreased from 299 percent in his prior employment agreement) of his average annual total Form W-2 compensation for the three calendar years immediately preceding the date of termination.

In the event Mr. Karkus’ employment was terminated without Cause or due to his voluntary resignation with Good Reason, stock options and/or restricted stock held by Mr. Karkus would automatically vest concurrently with such termination of employment.

As a condition to Mr. Karkus receiving any termination or severance benefit contemplated by his 2015 CEO Employment Agreement, Mr. Karkus agreed to execute and deliver to the Company, in connection with any termination of his employment, a separation agreement and general release to, among other things, release and discharge the Company from claims arising out of his employment relationship with the Company or the termination of that relationship. In addition, both the Company and Mr. Karkus would agree not to disparage to any third party the professional or personal reputation or character of the other.

No Excise Tax Gross-Up

The 2015 CEO Employment Agreement did not provide for tax reimbursement payments or gross-ups related to any change in control. Under the terms of his 2015 CEO Employment Agreement, if any payments payable or benefits provided to Mr. Karkus would become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or to any similar tax imposed by state or local law, then the aggregate amount of payments payable to Mr. Karkus would be reduced to the aggregate amount of payments that could be made without incurring such excise tax, provided that such reduction would only be imposed if the aggregate after-tax value of the payments retained by Mr. Karkus (after giving effect to such reduction) was equal to or greater than the aggregate after-tax value (after giving effect to the excise tax) of the payments without any such reduction.

2015 Employment Agreement with Robert V. Cuddihy, Jr.

Under his 2015 Employment Agreement with the Company, Mr. Cuddihy agreed to an annual base salary of $350,000 as Chief Financial Officer and Chief Operating Officer. Mr. Cuddihy was eligible to receive annual increases in base salary and was eligible to receive bonuses in the sole discretion of the Compensation Committee. He also received regular benefits routinely provided to other senior executives of the Company.

April 2017 Employment Agreement Termination and Release Agreements with Robert V. Cuddihy, Jr.

On April 17, 2017, the Company entered into an Employment Agreement Termination and Release Agreement with Mr. Cuddihy (the “April 2017 Termination Agreement”) in light of the Company’s recent successful sale of its Cold-EEZE® brand. The April 2017 Termination Agreement terminated Mr. Cuddihy’s 2015 Employment Agreement and set forth the new terms of Mr. Cuddihy’s employment with the Company.

Under the terms of the April 2017 Termination Agreement, Mr. Cuddihy remained employed by the Company on an at-will basis as the Company’s Chief Financial Officer/Chief Accounting Officer; he ceased serving as the Company’s Chief Operating Officer, but became Chief Operating Officer/Contract Manufacturing, focusing on operational responsibility for the Company’s manufacturing business; he relinquished his rights under the 2015 Employment Agreement, including his rights to separation payments, in consideration for the Company remitting to him a $675,000 termination payment (inclusive of the $75,000 bonus paid to him in recognition of the Cold-EEZE® brand sale), subject to his execution of a general release. Under the terms of the April 2017 Termination Agreement he received an annual base salary of $350,000 until July 1, 2017, at which time his annual base salary was reduced to $250,000. He also remained eligible to participate in the Company’s equity incentive compensation plans, annual bonus plans, and employee benefit plans, and was entitled to receive four weeks paid vacation and a $1,250 monthly auto allowance.

September 2017 Employment Agreement Termination and Release Agreement with Robert V. Cuddihy, Jr.

On August 22, 2017, Mr. Cuddihy notified the Company of his intention to resign in order to pursue other career opportunities that had been offered to him. To facilitate an orderly transition, Mr. Cuddihy agreed to continue in his employment with the Company and his role as Chief Financial Officer and Chief Accounting Officer until September 29, 2017.

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On September 27, 2017, the Company entered into another Employment Agreement Termination and Release Agreement with Mr. Cuddihy (the “September 2017 Termination Agreement”). The September 2017 Termination Agreement provided that Mr. Cuddihy’s employment would terminate effective as of 5:00 p.m. on September 30, 2017. Mr. Cuddihy received a one-time lump sum termination payment of $55,000. The September 2017 Termination Agreement contained a general release of claims in favor of the Company and other customary provisions.

Compensation Arrangement with Monica Brady

On September 26, 2017, the board of directors appointed Monica Brady as the Company’s Chief Accounting Officer, effective October 2, 2017. In connection with Ms. Brady’s appointment as Chief Accounting Officer, Ms. Brady’s annual base salary was increased to $132,000. In addition, on September 26, 2017, Ms. Brady was granted a stock option to purchase 25,000 shares of the Company’s common stock.

Outstanding Equity Awards at 2017 Fiscal Year End(1)

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price ($)	Option Expiration Date
Ted Karkus	100,000		—		1.65	12/18/2019
	—		600,000	(2)	2.00	4/27/2024

Monica Brady	6,250	(3)	18,750	(3)	2.15	9/26/2024

(1)	Mr. Cuddihy did not have any outstanding option or stock awards as of December 31, 2017.

(2)	Award of 600,000 options was granted on April 27, 2017 and will vest in four equal annual installments beginning April 26, 2018.

(3)	Award of 25,000 options was granted on September 26, 2017, with 6,250 shares vested as of the grant date and the remaining 18,750 shares vesting in three equal annual installments beginning September 26, 2018.

Director Compensation for 2017

Name (1)	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Jason Barr	$39,000	—	$39,000
Mark Burnett	$39,000	—	$39,000
Louis Gleckel, MD	$39,000	—	$39,000
Mark Leventhal(2)	$15,425	—	$15,425
James McCubbin(3)	$13,650	$18,000	$31,650

(1)	Our employee directors do not receive director fees. Accordingly, Mr. Ted Karkus, a director and the Chairman of the Board and the Chief Executive Officer of the Company, is not entitled to, and did not receive, any compensation for his service on the Board.

(2)	Mr. Leventhal resigned from the Board on June 5, 2017.

(3)	Mr. McCubbin resigned from the Board effective May 18, 2017, the date of our 2017 annual meeting of stockholders. The Company paid Mr. McCubbin $18,000 for consulting services provided to the Company from June to November 2017.

In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company. Each non-employee director received a quarterly Board fee of $9,000 for the first and second quarters of fiscal year 2017, $9,750 for the third quarter of fiscal year 2017, and $11,250 for the fourth quarter of 2017, paid following the close of each quarter, pro-rated for partial service. Non-employee directors do not receive additional fees for attendance at Board or committee meetings.

We reimburse each non-employee member of our Board for out-of-pocket expenses incurred in connection with attending Board and Committee meetings. Non-employee directors do not participate in any Company nonqualified deferred compensation plan and we do not pay any life insurance policies for the directors. Any director who is an employee of the Company is not entitled to compensation for service as a Board member.

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PROPOSAL 1 – APPROVAL OF THE 2018 STOCK INCENTIVE PLAN

On February 16, 2018, the Board adopted the ProPhase Labs, Inc. 2018 Stock Incentive Plan (the “2018 Stock Plan”), subject to stockholder approval. The 2018 Stock Plan provides for the grant of incentive stock options qualifying under Section 422 of the Code (“ISOs”) to our eligible employees, and for the grant of nonstatutory stock options to eligible employees, directors and consultants. The 2018 Stock Plan is attached to this Proxy Statement as Appendix A.

Purpose

The purpose of the 2018 Stock Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company. The Company intends that the stock options granted pursuant to the 2018 Stock Plan will be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the 2018 Stock Plan will be so construed.

Term of 2018 Stock Plan

The 2018 Stock Plan will continue in effect until it is terminated by the Board, however, all stock options will be granted, if at all, within ten years from the date the 2018 Stock Plan was adopted by the Board.

Authorized Shares

Subject to certain adjustments, as described below, the aggregate number of shares of Common Stock that may be issued pursuant to stock options awarded under the 2018 Stock Plan may not exceed 2,300,000 shares of Common Stock. The Common Stock issuable under the 2018 Stock Plan may consist, in whole or in part, of unissued shares or treasury share. All shares of Common Stock authorized under the 2018 Stock Plan have been reserved for the stock option granted to the Company’s Chief Executive Officer on February 23, 2018, subject to stockholder approval of the 2018 Stock Plan and the New CEO Employment Agreement.

If a stock option granted under the 2018 Stock Plan expires without having been exercised in full, the shares that were subject to the stock option will become available for future grant or sale under the 2018 Stock Plan (unless the 2018 Stock Plan has terminated).

The maximum aggregate number of shares that may be issued under the 2018 Stock Plan for the exercise of ISOs will not exceed 2,300,000 shares.

Plan Administration

The Board or one or more committees appointed by the Board (the “Administrator”) will administer the 2018 Stock Plan. If we determine it is desirable to qualify transactions under the 2018 Stock Plan as exempt under Rule 16b-3, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2018 Stock Plan, the Administrator has the power to administer the 2018 Stock Plan, including but not limited to, the power to interpret the terms of the 2018 Stock Plan and stock options granted under it, to create, amend and revoke rules relating to the 2018 Stock Plan, including creating sub-plans, and to determine the terms of any stock options granted under the 2018 Stock Plan, including the exercise price, the number of shares subject to each such stock option, the exercisability of the stock options and the form of consideration, if any, payable upon exercise.

Options

The exercise price of stock options granted under the 2018 Stock Plan must at least be equal to the fair market value of the Common Stock on the grant date. The term of an ISO may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. For nonstatutory stock options the exercise price must equal at least 100% of the fair market value. The Administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the Administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise the vested portion of his or her stock option for the period of time stated in his or her award agreement, except in the case of an employee terminated for cause (as defined in the 2018 Stock Plan), in which case the stock option will terminate upon his or her termination from service. Generally, if termination is due to death or disability, the vested portion of the stock option will remain exercisable for 12 months. In all other cases, the vested portion of the stock option generally will remain exercisable for three months following the termination of service. A stock option may not be exercised after expiration of its term. However, if the exercise of a stock option is prevented by applicable law the exercise period may be extended under certain circumstances. Subject to the provisions of the 2018 Stock Plan, the Administrator determines the other terms of stock options.

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Non-Transferability of Stock Options

Unless the Administrator provides otherwise, stock options issued under the 2018 Stock Plan are not transferrable other than by will or the laws of descent and distribution, and only the recipient of a stock option may exercise an award during his or her lifetime, although a recipient may designate a beneficiary to exercise a stock option after death.

Certain Adjustments to Stock Options and Stock Reserves

Subject to any required action of our stockholders, the number of shares of Common Stock covered by each outstanding stock option, and the exercise price per share for a stock option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a dividend (other than regular, ongoing dividends) or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company effecting the shares affected without receipt of consideration by the Company.

Merger or Change in Control

The 2018 Stock Plan provides that in the event of a merger or Change in Control (as defined under the 2018 Stock Plan), each outstanding stock option will be treated as the Administrator determines, including (i) the assumption, continuation or substitution of the stock options by the successor corporation or its parent or subsidiary, (ii) the acceleration of vesting for any unvested portion of the stock options, or (iii) the cash-out of the stock option.

Amendment or Termination of the 2018 Stock Plan

The Administrator has the authority to amend, suspend or terminate the 2018 Stock Plan provided such action does not impair the existing rights of any participant.

Summary of Federal Income Tax Consequences of Awards

ISOs. A participant who is granted an ISO does not recognize taxable income at the time the ISO is granted or upon its exercise, but the excess of the aggregate fair market value of the shares acquired on the exercise date (the “ISO shares”) over the aggregate exercise price paid by the participant is included in the participant’s income for alternative minimum tax purposes. Upon a disposition of the ISO shares more than two years after grant of the ISOs and one year after exercise of the ISOs, any gain or loss is treated as long-term capital gain or loss. In such case, the Company would not be entitled to a deduction. If the participant sells the ISO shares prior to the expiration of these holding periods, the participant recognizes ordinary income at the time of disposition equal to the excess if any, of the lesser of (1) the aggregate fair market value of the ISO shares at the date of exercise and (2) the amount received for the ISO shares, over the aggregate exercise price previously paid by the participant. Any gain or loss recognized on such a premature disposition of the ISO shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on how long the ISO shares were held by the participant prior to the sale. The amount of ordinary income recognized by the participant is subject to payroll taxes. The Company would be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Nonstatutory Stock Options. A participant who is granted a stock option that is not an ISO (a nonstatutory stock option) does not recognize any taxable income at the time of grant. Upon exercise, the participant recognizes taxable income in an amount equal to the aggregate fair market value of the shares subject to the nonstatutory stock options over the aggregate exercise price of such shares. Any taxable income recognized in connection with the exercise of nonstatutory stock options by an employee is subject to payroll taxes. The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income. The participant’s basis in the Stock will be increased by the amount of ordinary income recognized. Upon the sale of the Stock issued upon exercise of the nonstatutory stock options, any further gain or loss recognized will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale.

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New Plan Benefits

The stock options detailed in the table below were granted subject to stockholder approval of the 2018 Stock Plan and the New CEO Employment Agreement.

NEW PLAN BENEFITS 2018 Stock Incentive Plan
Name and Position	Dollar Value ($)	Number of Units
Ted Karkus Chief Executive Officer	—	2,300,000
Monica Brady Chief Accounting Officer	—	—
Robert V. Cuddihy Former Chief Financial Officer and Chief Operating Officer	—	—
Executive Group	—	2,300,000
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

On February 16, 2018, the Board approved the New CEO Employment Agreement, which became effective February 23, 2018 (the “Effective Date”), subject to stockholder approval of the New CEO Employment Agreement Proposal and this 2018 Stock Plan Proposal.

Pursuant to the terms of the New CEO Employment Agreement, Mr. Karkus has agreed to reduce his base salary from a rate of not less than $675,000 per annum to a base salary of not less than $125,000 per annum. As consideration for his agreement to accept the reduced base salary, under the terms of the New CEO Employment Agreement, Mr. Karkus was granted a stock option under the 2018 Stock Plan, on the Effective Date, to purchase 2,300,000 shares of Common Stock of the Company at an exercise price of $3.00 per share (the “CEO Option”), which will vest and be exercisable in 35 equal monthly installments of 63,888 shares on the 1st day of each month beginning on March 1, 2018 (the “Initial Vesting Date”), and one monthly installment of 63,920 shares on the 1st day of the 36th month following the Initial Vesting Date, subject to Mr. Karkus’ continued employment with the Company. The CEO Option is subject to accelerated vesting in the event Mr. Karkus’ employment is terminated for any reason other than by the Company for Cause or by Mr. Karkus without Good Reason (as such terms are defined in the New CEO Employment Agreement).

In the event our stockholders do not approve both the New CEO Employment Agreement Proposal and the 2018 Stock Plan Proposal, the New CEO Employment Agreement will become null and void and the CEO Option will terminate and be cancelled. The CEO Option may not be exercised unless and until stockholder approval has been attained. See “Proposal 2—Approval of New CEO Employment Agreement” for additional information regarding the terms and conditions of the New CEO Employment Agreement.

Required Vote

The 2018 Stock Plan Proposal must be approved by the affirmative vote of the majority of the votes cast by the shares of Common Stock of the Company present in person or represented by proxy at the Special Meeting and entitled to vote on this matter. A quorum must be present at the Special Meeting for a valid vote.

The Board and Mr. Karkus have agreed that Mr. Karkus will abstain from voting on the 2018 Stock Plan Proposal, due to his personal interest in this matter.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE 2018 STOCK PLAN PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE 2018 STOCK PLAN PROPOSAL UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to shares of common stock that may be issued under our equity compensation plans issued as of December 31, 2017:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)(2)	979,500	$1.8156	268,967
Equity compensation plans not approved by security holders	—	—	—
Total	979,500	$1.8156	268,967

(1)	On May 5, 2010, our stockholders approved the 2010 Plan which, was subsequently amended and restated and approved by stockholders on April 24, 2011, further amended and approved by stockholders on May 6, 2013, and further amended and restated and approved by stockholders on May 24, 2016. The 2010 Plan provides that the total number of shares of Common Stock that may be issued under the 2010 Plan is equal to 3,200,000 shares. At December 31, 2017, we had outstanding 979,500 stock options, subject to vesting, under the 2010 Plan. At December 31, 2017, there were 121,159 shares of Common Stock that were available for issuance pursuant to the 2010 Plan.

(2)	On May 5, 2010, our stockholders approved the 2010 Directors’ Equity Compensation Plan, which was subsequently amended and approved by our stockholders on May 6, 2013. The 2010 Directors’ Equity Compensation Plan provides that the total number of shares of Common Stock that may be issued under the 2010 Directors’ Equity Compensation Plan is equal to 425,000. At December 31, 2017, there were no shares of our Common Stock outstanding pursuant to awards under the 2010 Directors’ Equity Compensation Plan. At December 31, 2017, there were 147,808 shares of Common Stock that were available for issuance pursuant to the 2010 Directors Equity Compensation Plan.

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PROPOSAL 2 – APPROVAL OF THE NEW CEO EMPLOYMENT AGREEMENT

On February 16, 2018, the Board approved a new employment agreement with Ted Karkus, our Chief Executive Officer, which became effective February 23, 2018, subject to stockholder approval. The New CEO Employment Agreement is attached to this Proxy Statement as Appendix B.

Background

In March 2017, the Company sold its Cold-EEZE® business to a wholly-owned subsidiary of Mylan N.V. (“Mylan”). The Company continues to own and operate its manufacturing facility and manufacturing business in Lebanon, Pennsylvania, and its headquarters in Doylestown, Pennsylvania. Prior to the sale to Mylan, our flagship OTC drug brand was Cold-EEZE® and our principal product was Cold-EEZE® cold remedy zinc gluconate lozenges, proven in clinical studies to reduce the duration and severity of symptoms of the common cold

As part of the sale of the Cold-EEZE® business, the Company entered into a manufacturing and supply agreement, pursuant to which it supplies various Cold-EEZE® lozenge products to Mylan. The Company also produces over-the-counter drug and dietary supplement lozenges and other products for other third party customers in addition to performing operational tasks such as warehousing, customer order processing and shipping.

The Company is also engaged in the research and development of additional over-the-counter dietary supplements, including Legendz XL, which are marketed under the Company’s TK Supplements brand.

The Company is also developing ProPhase Digital Media as a service that leverages and applies technology to the direct-to-consumer marketing of consumer products and is actively exploring additional opportunities outside of the consumer products industry.

Given the current transitional state of the Company, the Board of Directors and Mr. Karkus have determined that it is in the best interests of the Company and its stockholders to reduce the cash compensation payable to Mr. Karkus in order to further align Mr. Karkus’ interests with the interests of the Company and its stockholders and to provide more liquidity to the Company so that the Company may continue to expand its research and development efforts for its over-the-counter dietary supplement initiatives, continue to develop ProPhase Digital Media, and pursue potential business opportunities outside of the consumer products industry.

Terms of the New CEO Employment Agreement

The New CEO Employment Agreement is substantially similar to the 2015 CEO Employment Agreement, except that the New CEO Employment Agreement (1) amends the salary and benefits payable to Mr. Karkus and (2) amends the benefits payable to Mr. Karkus upon termination of his employment. See “Executive and Director Compensation—Employment Agreements—2015 Employment Agreement with Ted Karkus.”

Adjustments to Salary and Benefits

Under the New CEO Employment Agreement, Mr. Karkus has agreed to reduce his base salary from a rate of not less than $675,000 per annum to a base salary of not less than $125,000 per annum. As consideration for his agreement to accept a reduced base salary, Mr. Karkus was granted a stock option under the 2018 Stock Plan on February 23, 2018 to purchase 2,300,000 shares of Common Stock of the Company at an exercise price of $3.00 per share, which will vest and be exercisable in 35 equal monthly installments of 63,888 shares on the 1st day of each month beginning on March 1, 2018, and one monthly installment of 63,920 shares on the 1st day of the 36th month following the Initial Vesting Date, subject to Mr. Karkus’ continued employment with the Company. The CEO Option is subject to accelerated vesting in the event Mr. Karkus’ employment is terminated for any reason other than by the Company for Cause or by Mr. Karkus without Good Reason (as such terms are defined in the New CEO Employment Agreement). The CEO Option may not be exercised unless and until stockholder approval of the New CEO Employment Agreement Proposal and the 2018 Stock Plan Proposal has been attained.

Changes to Benefits Payable to Mr. Karkus Upon Termination

Under the terms of the New CEO Employment Agreement, in the event of a termination of Mr. Karkus’ employment by the Company for “Cause” or due to his voluntary resignation without a “Good Reason” (as such terms are defined in the New CEO Employment Agreement) (each an “Ineligible Termination”), no severance benefits will become payable to Mr. Karkus. If, however, Mr. Karkus’ employment is terminated by the Company for any reason other than termination for Cause or due to his voluntary resignation without Good Reason (as defined in the agreements), then Mr. Karkus will be entitled to receive the benefits and payments set forth below.

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Termination of Employment Prior to February 22, 2021

For the time period from the Effective Date until February 22, 2021, Mr. Karkus will be eligible to receive a combination of accelerated vesting of the CEO Option and a cash severance payment upon a termination of his employment other than an Ineligible Termination as set forth in the chart below.

Month in which Mr. Karkus’ employment is terminated other than an Ineligible Termination	Ratio of CEO Option subject to acceleration of vesting	Cash severance payment (based upon a total potential cash severance payment of $1,687,500)
January 2018	1	$0
February 2018	35/36	$46,875
March 2018	34/36	$93,750
April 2018	33/36	$140,625
May 2018	32/36	$187,500
June 2018	31/36	$234,375
July 2018	30/36	$281,250
August 2018	29/36	$328,125
September 2018	28/36	$375,000
October 2018	27/36	$421,875
November 2018	26/36	$468,750
December 2018	25/36	$515,625
January 2019	24/36	$562,500
February 2019	23/36	$609,375
March 2019	22/36	$656,250
April 2019	21/36	$703,125
May 2019	20/36	$750,000
June 2019	19/36	$796,875
July 2019	18/36	$843,750
August 2019	17/36	$890,625
September 2019	16/36	$937,500
October 2019	15/36	$984,375
November 2019	14/36	$1,031,250
December 2019	13/36	$1,078,125
January 2020	12/36	$1,125,000
February 2020	11/36	$1,171,875
March 2020	10/36	$1,218,750
April 2020	9/36	$1,265,625
May 2020	8/36	$1,312,500
June 2020	7/36	$1,359,375
July 2020	6/36	$1,406,250
August 2020	5/36	$1,453,125
September 2020	4/36	$1,500,000
October 2020	3/36	$1,546,875
November 2020	2/36	$1,593,750
December 2020	1/36	$1,640,625

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Termination of Employment On or After February 23, 2021

On or after February 23, 2021, Mr. Karkus will be eligible to receive the following benefits and cash payments upon a Termination of Employment other than an Ineligible Termination:

●	A cash severance payment equal to two and one-half (2.5) times his then current base salary (i.e., two hundred fifty percent (250%) of his then current base salary). Such cash severance payment will be paid as follows: (x) one-half of the cash severance payment will be paid in a lump sum within five (5) business days following the effective date of the termination; and (y) the remaining one-half of the cash severance payment will be paid in twelve (12) equal, consecutive, monthly installments commencing on the first business day of the month following the effective date of the termination; and

●	All of his outstanding and unvested stock options and/or restricted stock will automatically vest concurrently upon such termination of employment, regardless of any prior existing vesting schedules.

If Mr. Karkus’s employment terminates by reason of his death or disability, then the cash payments described above under will be paid only to the extent of the proceeds payable to the Company through a “key man” life, disability or similar insurance relating to the death or disability of Mr. Karkus.

In the event that Mr. Karkus has received a cash payment described above in connection with his termination of employment and it is determined that his employment termination was in connection with a Change in Control, then Mr. Karkus will be entitled to receive an additional payment as described below, less the amount of payments previously received in connection with the termination of employment.

In the event Mr. Karkus’ employment terminates due to a reason other than an Ineligible Termination, death or disability, and if such termination occurs within (i) eighteen (18) months following a Change in Control, or (ii) prior to a Change in Control but in contemplation of a Change in Control which a Change in Control actually occurs, then, in lieu of the cash payments described above, Executive will instead receive a one-time payment in cash equal to two million five hundred thousand dollars ($2,500,000). In addition, in such event, all of Mr. Karkus’ stock options and/or restricted stock will automatically vest concurrently upon such termination of employment, regardless of any prior existing vesting schedule.

The involuntary termination of Mr. Karkus’ employment due to a reason other than an Ineligible Termination, death or disability within one hundred eighty (180) days preceding a Change of Control will be deemed to have been a termination of employment in contemplation of a Change in Control.

In determining whether a termination of Mr. Karkus’ employment occurring more than one hundred eighty (180) days preceding a Change of Control (due to a reason other than an Ineligible Termination, death or disability) constitutes a termination of employment in contemplation of a Change in Control, the court or other tribunal making such determination will consider the totality of facts and circumstances surrounding such termination of employment.

In addition, Mr. Karkus, and his eligible dependents, will be entitled to Company-paid COBRA continuation coverage premiums under the Company’s welfare plans, for a period of up to 18 months. Notwithstanding the above, if a termination of employment occurs as a result of death or disability, then any cash severance payment will only be made to the extent that the proceeds are payable to the Company through a “key man” life, disability or similar insurance policy.

Stockholder Approval Requirement

The continued effectiveness of the New CEO Employment Agreement (including the CEO Option) is subject to stockholder approval. In the event our stockholders do not approve the New CEO Employment Agreement Proposal and the 2018 Stock Plan Proposal, the New CEO Employment Agreement will be null and void and the 2015 CEO Employment Agreement will be reinstated in its entirety, retroactive to the Effective Date.

In the event the 2015 CEO Employment Agreement is reinstated, any amounts of base salary payable to Mr. Karkus under such agreement, but not previously paid, will be immediately paid to Mr. Karkus. In addition, the CEO Option will terminate and be cancelled.

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Required Vote

The New CEO Employment Agreement Proposal must be approved by the affirmative vote of the majority of the votes cast by the shares of Common Stock of the Company present in person or represented by proxy at the Special Meeting and entitled to vote on this matter. A quorum must be present at the Special Meeting for a valid vote.

The Board and Mr. Karkus have agreed that Mr. Karkus will abstain from voting on the New CEO Employment Agreement Proposal, due to his personal interest in this matter.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE NEW CEO EMPLOYMENT AGREEMENT PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE NEW CEO EMPLOYMENT AGREEMENT PROPOSAL UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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OTHER INFORMATION

Expenses and Solicitation

All expenses in connection with this solicitation will be borne by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

Householding of Proxy Materials

In some cases, only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address. However, this delivery method, called “householding,” is not being used if the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the documents were delivered. To obtain a separate copy of our Proxy Statement, send such request to Monica Brady, Chief Accounting Officer, at our offices located at 621 N. Shady Retreat Road, Doylestown, Pennsylvania 18901.

Other Business

The Board knows of no business that will be presented for consideration at the meeting other than the items stated above. If any other business should come before the Special Meeting, votes may be cast pursuant to Proxies in respect to any such business in the best judgment of the person or persons acting under the Proxies. The final results of the balloting at the Special Meeting will appear in the Company’s Current Report on Form 8-K within four business days of the meeting.

The Notice of Special Meeting of Stockholders and Proxy Statement are available online at:http://www.astproxyportal.com/ast/07814/.

Stockholder Proposals

The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting, or, if such meeting is announced later than the ninetieth (90th) day prior to the date of such meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

Other than a proposal made pursuant to Rule 14a-8, each stockholder making a proposal must provide, (A) the name and address of such person (including, if applicable, the name and address that appear on the Company’s books and records); and (B) the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such person, except that such person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future. In addition, each person must provide information relating to their derivative and short positions in the Company’s securities, as set out in the Company’s Bylaws.

Other than with respect to a proposal made pursuant to Rule 14a-8, as to each item of business that the stockholder proposes to bring before the annual meeting, such stockholder must provide (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of the stockholder, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the proposing stockholders or (y) between or among any proposing stockholder and any other record or beneficial holder of the shares of any class or series of the Company (including their names) in connection with the proposal of such business by such stockholder.

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A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder proposals is available to stockholders from the Secretary of the Company upon written request and an electronic copy of which is available at the SEC’s website located at www.sec.gov. For business or nominations intended to be brought to the 2018 Annual Meeting of Stockholders, the notice deadline is prior to February 17, 2018 but not earlier than January 18, 2017. Stockholder proposals or director nominations submitted outside these dates may not be presented at the 2018 Annual Meeting of Stockholders.

Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2018 Annual Meeting of Stockholders must submit such proposals to the Company by December 21, 2017. Please address such proposals to: Secretary, ProPhase Labs, Inc., 621 N. Shady Retreat Road, Doylestown, PA 18901.

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Special Meeting. However, to ensure that your shares are represented at the meeting, please submit your Proxy or voting instructions by mail. Please see the instructions on the Proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Special Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

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Annex A

THE PROPHASE LABS, INC.

2018 STOCK INCENTIVE PLAN

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1. Establishment. The Plan is hereby established effective as of February 23, 2018.

1.2. Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company. The Company intends that Options granted pursuant to the Plan be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3. Term of Plan. The Plan shall continue in effect until its termination by the Board; provided, however, that all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2. DEFINITIONS AND CONSTRUCTION.

2.1. Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “1933 Act” means the Securities Act of 1933, as amended from time to time, and any reference to a section of the 1933 Act shall include any successor provision of the 1933 Act.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time, and any reference to a section of the 1934 Act shall include any successor provision of the 1934 Act.

(c) “Applicable Law” means the requirements relating to the administration of Options under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Company’s common stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

(d) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(e) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Option by the Participant’s Option Agreement or written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company documents or records; (ii) the Participant’s material failure to abide by the Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company (including, without limitation, the Participant’s improper use or disclosure of the Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on the Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and the Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company.

(f) “Change of Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (for purposes of SEC Rule 13d) (“Person”), acquires ownership of the Stock of the Company that, together with the Stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the Stock of the Company. No Change of Control shall have occurred in the event Ted Karkus (the “Executive”) or a group which includes Executive acquires more than 50% of the voting control of the Company. The acquisition of additional Stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the Stock of the Company will not be considered an additional Change of Control; or

(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by one of either the Executive or a majority of the members of the Board prior to the date of the appointment or election; or

(iii) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” shall mean assets of the Company having a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change of control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change of Control if its primary purpose is to: (1) change the state of the Company’s incorporation, or (2) create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as such is amended from time to time, and any reference to a section of the Code shall include any successor provision of the Code.

(h) “Committee” means the committee appointed by the Board (pursuant to Section 3 to administer the Plan.

(i) “Company” means ProPhase Labs, Inc., a Delaware corporation, including its Subsidiary Corporation or Parent Corporation or any successor corporation thereto.

(j) “Director” means a member of the Board.

(k) “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code. In the case of Options other than Incentive Stock Options, the Committee, in its discretion, may determine that a different definition of Disability shall apply in accordance with standards adopted by the Committee from time to time.

(l) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of the Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(m) “Exercise Price” means the price at which a share of Stock may be purchased by a Participant pursuant to the exercise of an Option

(n) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code.

(o) “Grant Date” means, with respect to an Option, the date on which the Committee makes the determination granting such Option, or such later date as is determined by the Committee at the time it approves the grant. The Grant Date of an Option shall not be earlier than the date the Option is approved by the Committee.

(p) “Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(q) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the 1934 Act.

(r) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(s) “Nonemployee Director” means a Director who is not an employee of the Company.

(t) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(u) “Officer” means any person designated by the Board as an officer of the Company.

(v) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(w) “Option Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Option granted to the Participant.

(x) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(y) “Participant” means any eligible person who has been granted one or more Options.

(z) “Plan” means the ProPhase Labs, Inc. 2018 Stock Incentive Plan, as amended.

(aa) “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

(bb) “Section 16 Person” means an individual, who, with respect to the Stocks of Stock, is subject to Section 16 of the 1934 Act and the rules and regulations promulgated thereunder.

(cc) “Service” means a Participant’s employment or service with the Company, whether in the capacity of an Employee. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Option Agreement. Except as otherwise provided by the Committee, in its discretion, the Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(dd) “Stock” means a share of common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(ee) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(ff) “Ten Percent Stockholder” means a person who, at the time an Option is granted to such person, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Section 422(b)(6) of the Code.

(gg) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which Stock subject to an Option remain subject to forfeiture or a repurchase option in favor of the Company.

2.2. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1. The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The Committee shall be comprised solely of Directors who are Nonemployee Directors under Rule 16b-3.

3.2. Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to:

(a) prescribe, amend, and rescind rules and regulations relating to the Plan, including the forms of Option Agreement and manner of acceptance of an Option, and to take or approve such further actions as it determines necessary or appropriate to the administration of the Plan and Options, such as correcting a defect or supplying any omission, or reconciling any inconsistency so that the Plan or any Option Agreement complies with Applicable Law, regulations and listing requirements and so as to avoid unanticipated consequences or address unanticipated events (including any temporary closure of Nasdaq, disruption of communications or natural catastrophe) deemed by the Committee to be inconsistent with the purposes of the Plan or any Option Agreement, provided that no such action shall be taken absent stockholder approval to the extent required under Section 11.12;

(b) determine which persons are eligible to be Participants, to which of such persons, if any, Options shall be granted hereunder and the timing of any such Options, and to grant Options;

(c) grant Options to Participants and determine the terms and conditions thereof, including the number of Stock subject to Options and the Exercise Price or purchase price of such Stock and the circumstances under which Options become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance goals, the occurrence of certain events, or other factors;

(d) establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Option;

(e) determine whether, and the extent to which, adjustments are required pursuant to Section 4.3;

(f) interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Option granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company;

(g) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Stock issued under an Option, including without limitation (i) restrictions under an Insider Trading Policy, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants, and (iii) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Stock; and

(h) make all other determinations deemed necessary or advisable for the administration of this Plan.

Notwithstanding the preceding, other than in connection with a change in the Company’s capitalization or other transaction as described in Section 4.3, at any time when the Exercise Price of an Option is above the market value of a share of Stock, the Committee shall not, without stockholder approval, reduce the Exercise Price of such Option or exchange such Option for a new Option with a lower (or no) purchase price or for cash.

3.3. Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or Officers of the Company, except that the Committee may not delegate all or any part of its authority under the Plan with respect to Options granted to any individual who is a Section 16 Person. To the extent of any delegation by the Committee, references to the Committee in this Plan and any Option Agreement shall be deemed also to include reference to the applicable delegate(s).

3.4. Decisions Binding. All interpretations, determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

4. STOCK SUBJECT TO PLAN.

4.1. Number of Shares of Stock. Subject to adjustment as provided in Section 4.3, the aggregate number of Stock that may be issued pursuant to Options shall not exceed 2,300,000 shares (the “Stock Reserve”). The Stock may consist, in whole or in part, of unissued shares or treasury shares.

4.2. Lapsed Options. If an Option expires without having been exercised in full, the Stock which were subject to Options under the Plan will become available for future grant or sale under the Plan (unless the Plan has terminated). Stock that have been issued under the Plan under any Option will not be returned to the Plan and will not become available for future distribution under the Plan. Stock used to pay the exercise price of an Option and/or to satisfy the tax withholding obligations related to an Option will not become available for future grant or sale under the Plan. To the extent an Option under the Plan is paid out in cash rather than Stock, such cash payment will not reduce the number of Stock available for issuance under the Plan.

4.3. Adjustments in Options and Authorized Stock. Subject to any required action of stockholders, the number of Stock covered by each outstanding Option, and the Exercise Price per share for an Option, shall be proportionately adjusted for any increase or decrease in the number of issued Stock of the Company resulting from a dividend (other than regular, ongoing dividends) or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company effecting the Stock affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” by the Company Notwithstanding the preceding, the number of Stock subject to any Option always shall be a whole number.

5. ELIGIBILITY.

5.1. Persons Eligible for Options. Options may be granted only to Employees.

5.2. Participation in the Plan. Options are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Option. However, eligibility in accordance with this Section 5 shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

6. STOCK OPTIONS.

Options shall be evidenced by Option Agreements specifying the number of Stock covered thereby, in such form as the Committee shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1. Exercise Price. The Exercise Price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the Exercise Price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the Grant Date of the Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall have an Exercise Price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an Exercise Price lower than the minimum Exercise Price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2. Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance goals and restrictions as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the Grant Date of such Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the Grant Date of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the Grant Date, unless earlier terminated in accordance with its provisions.

6.3. Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the Exercise Price for the Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of Stock owned by the Participant having a Fair Market Value not less than the Exercise Price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the Stock being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a “net-exercise”, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by Applicable Law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the Exercise Price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration - Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s Stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of Stock unless such Stock either have been owned by the Participant for more than six (6) months or such other period, if any, required by the Company (and were not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

6.4. Certain Additional Provisions for Incentive Stock Options.

(a) Maximum Number of Stock Issuable Pursuant to Incentive Stock Options. Subject to Section 4 and adjustment as provided in Subsection 4.3, the maximum aggregate number of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 2,300,000 shares (the “ISO Share Limit”).

(b) Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000. To the extent a Participant holds two (2) or more Incentive Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Incentive Stock Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c) Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Termination of Participant’s Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and/or (b) the Option Agreement or the Committee permits later exercise (in which case the Option instead may be deemed to be a Nonqualified Stock Option). No Incentive Stock Option may be exercised more than one (1) year after the termination of Participant’s Service on account of Disability, unless (a) the Participant dies during such one (1)-year period, and/or (b) the Option Agreement or the Committee permit later exercise (in which case the Option instead may be deemed to be a Nonqualified Stock Option).

(d) Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose Stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of Stock or any of its Subsidiaries stock, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

6.5. Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless a longer exercise period is provided by the Committee or set forth in the Option Agreement, an Option shall terminate immediately upon the termination of Participant’s Service to the extent that it is then unvested and shall be exercisable after the termination of Participant’s Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested Stock on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement.

(ii) Death. Except as set forth in the Option Agreement, if the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested Stock on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the expiration of the Option term as set forth in the Option Agreement. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the termination of Participant’s Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service.

(iv) Other Termination of Service. Except as set forth in the Option Agreement, if the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested Stock on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the expiration of the Option term as set forth in the Option Agreement.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Subsection 6.5(a) is prevented by the provisions of Section 9 of the Plan, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Subsection 6.5(a), but in any event no later than the expiration of the Option term as set forth in the Option Agreement.

6.6. Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the 1933 Act.

7. CHANGE OF CONTROL.

7.1. Effect of Change of Control on Options. Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. The Committee may, in its discretion, provide in any Option Agreement or, in the event of a Change of Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and/or vesting in connection with such Change of Control of each or any outstanding Option or portion thereof and Stock acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change of Control, to such extent as the Committee shall determine.

(b) Assumption, Continuation or Substitution of Options. In the event of a Change of Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Option or portion thereof outstanding immediately prior to the Change of Control or substitute for each or any such outstanding Option or portion thereof a substantially equivalent Option with respect to the Acquiror’s stock. For purposes of this Section, if so determined by the Committee, in its discretion, an Option or any portion thereof shall be deemed assumed if, following the Change of Control, the Option confers the right to receive, subject to the terms and conditions of the Plan and the applicable Option Agreement, for each share of Stock subject to such portion of the Option immediately prior to the Change of Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change of Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Option for each share of Stock to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change of Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change of Control on a contingent or delayed basis, the Committee may, in its discretion, determine such Fair Market Value per share as of the time of the Change of Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any Option or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change of Control nor exercised as of the time of consummation of the Change of Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change of Control. Notwithstanding the foregoing, Stock acquired upon exercise of an Option prior to the Change of Control and any consideration received pursuant to the Change of Control with respect to such Stock shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement.

(c) Cash-Out of Outstanding Options. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change of Control, each or any Option or portion thereof outstanding immediately prior to the Change of Control shall be canceled in exchange for a payment with respect to each vested share of Stock (and each unvested share of Stock, if so determined by the Committee) of Stock subject to such canceled Option in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change of Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change of Control, reduced by the Exercise Price or purchase price per share of Stock, if any, under such Option. If any portion of such consideration may be received by stockholders pursuant to the Change of Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change of Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Options as soon as practicable following the date of the Change of Control and in respect of the unvested portions of their canceled Options in accordance with the vesting schedules applicable to such Options.

8. TAX WITHHOLDING.

8.1. Withholding Requirements. Prior to the delivery of any Stock or cash pursuant to an Option (or exercise thereof), or at such earlier time as the tax obligations are due, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all tax obligations.

8.2. Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Participant may satisfy such tax obligations. As determined by the Committee in its discretion from time to time, these methods may include one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise cash or Stock having a Fair Market Value equal to the amount required to be withheld, (c) delivering to the Company already-owned Stock having a Fair Market Value equal to the minimum amount required to be withheld or remitted, provided the delivery of such Stock will not result in any adverse accounting consequences as the Committee determines in its sole discretion, (d) selling a sufficient number of Stock otherwise deliverable to the Participant through such means as the Committee may determine in its sole discretion (whether through a broker or otherwise) equal to the tax obligations required to be withheld, (e) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the tax obligations, or (f) any other means which the Committee, in its sole discretion, determines to both comply with Applicable Law, and to be consistent with the purposes of the Plan. The amount of tax obligations will be deemed to include any amount that the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant or the Company, as applicable, with respect to the Option on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Stock to be withheld or delivered shall be determined as of the date that the tax obligations are required to be withheld.

9. COMPLIANCE WITH SECURITIES LAW.

9.1. Section 16 Persons. With respect to Section 16 Persons, transactions under this Plan are intended to qualify for the exemption provided by Rule 16b-3. To the extent any provision of the Plan, Option Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee.

9.2. Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Stock are being purchased only for investment and without any present intention to sell or distribute such Stock if, in the opinion of counsel for the Company, such a representation is required.

9.3. Inability to Obtain Authority. The Company will not be required to issue any Stock, cash, or other property under the Plan unless all the following conditions are satisfied: (a) the admission of the Stock or other property to listing on all stock exchanges on which such class of stock or property then is listed; (b) the completion of any registration or other qualification or rule compliance of the Stock under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission, the stock exchange on which Stock of the same class are then listed, or any other governmental regulatory body, as counsel to the Company, in its absolute discretion, deems necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. federal, state or other governmental agency, which counsel to the Company, in its absolute discretion, determines to be necessary or advisable; and (d) the lapse of such reasonable period of time following the Grant Date, vesting and/or exercise as the Company may establish from time to time for reasons of administrative convenience. If the Committee determines, in its absolute discretion, that one or more of the preceding conditions will not be satisfied, the Company automatically will be relieved of any liability with respect to the failure to issue the Stock, cash or other property as to which such requisite authority will not have been obtained.

10. AMENDMENT OR TERMINATION OF PLAN.

The Board may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of Stock that may be issued under the Plan (except by operation of the provisions of Subsection 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any Applicable Law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Option unless expressly provided by the Board. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Option without the consent of the Participant. Notwithstanding any other provision of the Plan or any Option Agreement to the contrary, the Board may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Option Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Option Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code.

11. MISCELLANEOUS PROVISIONS.

11.1. Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Option Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

11.2. Successors. All obligations of the Company under the Plan, with respect to Options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

11.3. Rights as Employee. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Option granted under the Plan shall confer on any Participant a right to remain an Employee or interfere with or limit in any way any right of the Company to terminate the Participant’s Service at any time. To the extent that an Employee of the Company other than the Company receives an Option under the Plan, that Option shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

11.4. Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any Stock covered by an Option until the date of the issuance of such Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Stock are issued.

11.5. Delivery of Title to Stock. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the Stock acquired pursuant to an Option and shall deliver such Stock to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry Stock credited to the account of the Participant, (b) by depositing such Stock for the benefit of the Participant with a broker of the Committee’s choosing, or (c) by delivering such Stock to the Participant in certificate form.

11.6. Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Option.

11.7. Retirement and Welfare Plans. This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent. Neither Options made under this Plan nor Stock or cash paid pursuant to such Options shall be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing such benefits.

11.8. Section 409A of the Code. Notwithstanding other provisions of the Plan or any Option Agreements hereunder, no Option shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments in respect of any Option under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Option Agreement, as the case may be, without causing the Participant holding such Option to be subject to taxation under Section 409A of the Code, including as a result of the fact that the Participant is a “specified employee” under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. The Company shall use commercially reasonable efforts to implement the provisions of this Subsection 11.8 in good faith; provided that neither the Company, the Committee nor any of the Employees, Directors or representatives shall have any liability to Participants with respect to this Subsection 11.8.

11.9. Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

11.10. No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company to take any action which such entity deems to be necessary or appropriate.

11.11. Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Option Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

11.12. Stockholder Approval. The Plan or any increase in the maximum aggregate number of Stock issuable thereunder as provided in Subsection 4 (the “Authorized Stock”) shall be approved by a majority of the outstanding securities of the Company entitled to vote by the later of (a) a period beginning twelve (12) months before and ending twelve (12) months after the date of adoption thereof by the Board. Options granted prior to stockholder approval of the Plan or in excess of the Authorized Stock previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Authorized Stock, as the case may be, and such Options shall be rescinded if such stockholder approval is not received in the manner described in the preceding sentence.

11.13. Unfunded Plan. Insofar as it provides for Options, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Options under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Options, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be Optioned under the Plan.

11.14. Third Party Administrator. In connection with a Participant’s participation in the Plan, the Company may use the services of a third party administrator, including a brokerage firm administrator, and the Company may provide this administrator with personal information about a Participant, including a Participant’s name, social security number and address, as well as the details of each Option, and this administrator may provide information to the Company concerning the exercise of a Participant’s rights and account data as it relates to Options under the Plan.

11.15. Liability of Company. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Stock hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Option granted hereunder.

Annex B

ProPhase Labs, Inc.

Amended and Restated

2015 EXECUTIVE EMPLOYMENT AGREEMENT

This Employment Agreement (the “Agreement”) is made as of February 23, 2018 (“Effective Date”) by and between ProPhase Labs, Inc., a corporation organized under the laws of the State of Delaware (“PPL” or the “Company”), and Ted Karkus (“Executive”) and, subject to Section 1(b) below, amends and restates the May 29, 2015 Executive Employment Agreement between PPL and Executive (“2015 Employment Agreement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Appointment, Title and Duties, Shareholder Approval.

(a) Executive currently serves as its Chief Executive Officer and desires to continue in such position based upon the terms and conditions set forth herein. In such capacity, Executive shall report solely to the Board of the Company (the “Board”), and shall have such duties, powers and responsibilities as are customarily assigned to a Chief Executive Officer. In addition, Executive shall have such other duties and responsibilities as the Board may reasonably assign him, but only with his consent, including serving with the consent or at the request of the Board as an officer or on the board of directors of affiliated corporations, provided that such duties are commensurate with and customary for a senior executive officer bearing Executive’s experience, qualifications, title and position.

(b) Approval By Shareholders. Notwithstanding any other provision in this Agreement, this Agreement will be null and void if it is not approved by a majority of the shares voted to approve the Agreement (excluding the shares voted by Executive) at a meeting of stockholders of the Company to be held no later than September 30, 2018 (“Approval”). In the event that this Agreement is not so approved by the shareholders of the Company by September 30, 2018, the 2015 Employment Agreement shall be reinstated in its entirety; and the Initial Base Salary under the 2015 Employment Agreement shall be reinstated, retroactive to the Effective Date. In the event the 2015 Employment Agreement is thereby reinstated, any amounts of Initial Salary under the 2015 Employment Agreement not previously paid to Executive shall be immediately paid to Executive.

2. Term of Agreement. The term of this Agreement shall commence as of the Effective Date and shall extend and continue unless and until it is terminated in accordance with the terms of this Agreement.

3. Acceptance of Position. Executive accepts the position of Chief Executive Officer, and agrees that during the term of this Agreement he will faithfully perform his duties and, except as expressly approved by the Board, will devote substantially all of his business time to the business and affairs of PPL, and will not during the term of this agreement engage, for his own account or for the account of any other person or entity, in a business which competes with PPL. It is acknowledged and agreed that Executive may serve as an officer and/or director of companies in which PPL owns voting or non-voting stock or other securities. In addition, it is acknowledged and agreed that Executive may, from time to time, serve as a member of the board of directors of other companies which do not compete with PPL, provided that Executive has provided the Board with notice of election to any such board of directors. Any compensation or remuneration which Executive receives in consideration of service on the board of directors of other companies shall be the sole and exclusive property of Executive, and PPL shall have no right or entitlement at any time to any such compensation or remuneration. Nothing herein shall preclude Executive from serving on the board of directors or similar governing body of any not for profit or philanthropic organization. It is understood and agreed by the parties that Executive has in the past, and shall be permitted during the term of this Agreement, to perform his services in part from the Company’s offices, and also in part from an office Executive maintains at his home, consistent with the practices Executive and the Company have followed and applied prior to the Effective Date.

4. Salary and Benefits.

(a) From the Effective Date through February 22, 2021, Executive voluntarily agrees to reduce his salary from the rate set forth in the 2015 Employment Agreement (i.e., not less than six-hundred seventy five thousand dollars ($675,000) per annum) to a base salary at a rate of one hundred twenty five thousand dollars ($125,000) per annum (“Term Base Salary”), paid in approximately equal installments at intervals based on any reasonable Company policy. PPL agrees from time to time to consider increases in the Term Base Salary in the discretion of the Board. Any increase in the Term Base Salary, once granted, shall automatically amend this Agreement to provide that thereafter Executive’s Term Base Salary shall not be less than the annual amount of his increased Term Base Salary.

Unless otherwise determined by mutual agreement of the Company and Executive, on February 22, 2021 and thereafter, Executive’s salary shall increase from the Term Base Salary to not less than six-hundred seventy five thousand dollars ($675,000) per annum paid in approximately equal installments at intervals based on any reasonable Company policy (“Post-Term Base Salary”). PPL agrees from time to time to consider increases in the Post-Term Base Salary in the discretion of the Board. Any increase in the Post-Term Base Salary, once granted, shall automatically amend this Agreement to provide that thereafter Executive’s Post-Term Base Salary shall not be less than the annual amount of the increased Post-Term Base Salary.

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(b) Equity Compensation; Stock Option.

(i) In consideration of Executive’s voluntary reduction of his salary, the Company hereby grants to Executive a stock option award to purchase shares of the Company’s common stock (the “Option”) in accordance with the notice of grant and award agreement (the “Option Agreement”) attached hereto. As set forth in the Option Agreement, the number of shares underlying the Option shall equal two million three hundred (2,300,000) shares of the Company’s common stock with an exercise price of three dollars ($3) per share. The Option will vest and be exercisable in thirty-five (35) equal monthly installments of sixty-three thousand eight hundred eighty eight (63,888) shares and one monthly installment of sixty-three thousand nine hundred twenty (63,920) shares, on the 1st day of each month, commencing on March 1, 2018, and subject to Executive’s continued employment with the Company. The Option shall be subject to accelerated vesting as set forth in this Agreement and the Option Agreement. The Option shall be exercisable for a five (5) - year term commencing on the Effective Date. The Option will be subject to the terms, definitions, and provisions of the Company’s 2018 Stock Incentive Plan and the Option Agreement.

(ii) The Option shall terminate and be cancelled in the event Approval is not attained as set forth in Section 1(b) above. The Option may not be exercised unless and until such Approval is attained.

(iii) The income received pursuant to the Option shall be subject to applicable tax withholding (including federal, state, and local taxes, as applicable), and other deductions as required by law or authorized by Executive.

(iv) The Company intends that the Option will be exempt from or comply with the requirements of Section 409A of the Code.

(c) During the term hereof, Executive shall participate in all health, retirement, Company-paid insurance, sick leave, disability, expense reimbursement and other benefit programs which PPL makes available to any of its senior executives.

(d) Executive shall be eligible to participate in and earn an annual bonus pursuant to the terms of the Company’s bonus plans in effect during the term of his employment. Executive also shall be eligible to participate in any PPL incentive stock, option or bonus plan offered by PPL to its senior executives, subject to the terms thereof and at the sole discretion of the Board.

(e) Executive shall be entitled to a minimum of four (4) weeks paid vacation per year, or such greater amount as approved by the Compensation Committee of the Board (the “Compensation Committee”) or, if there is no Compensation Committee, the Board, provided that not more than two (2) weeks of such vacation time may be taken consecutively without prior notice to and non-objection by the Compensation Committee or, if there is no Compensation Committee, the Board.

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5. Certain Terms Defined. For purposes of this Agreement:

(a) Executive shall be deemed to be “disabled” if both of the following conditions have been satisfied: (i) a physical or mental condition shall occur and persist which, in the written opinion of a licensed and qualified physician selected by the Board in good faith, has rendered Executive unable to perform the duties set forth in Section 1 hereof for a period of seventy-five (75) consecutive days or more, or for sixty (60) days or more out of any (90) day period, and, (ii) in the written opinion of such physician, the condition will continue for an indefinite and long-term period of time, rendering Executive unable to return to his duties.

(b) A termination of Executive’s employment by PPL shall be deemed for “Cause” if, and only if, it is based upon (i) conviction of a felony; or (ii) material disloyalty to the Company such as embezzlement, misappropriation of corporate assets; or (iii) breach of Executive’s agreement not to engage during the term of this Agreement in business for another enterprise of the type engaged in by the Company, except as permitted pursuant to Section 3 of this Agreement; or (iv) the engaging in unethical or illegal behavior which is of a public nature, brings PPL into disrepute, and results in material damage to the Company; or (v) a material breach of this Agreement which causes material and demonstrable harm to the Company.

Cause shall not exist to terminate the Executive’s employment unless the Company gives Executive written notice within thirty (30) days after the discovery of the occurrence of the event which the Company believes constitutes the basis for Cause, specifying in detail the particular act or failure to act which the Company believes constitutes the basis for Cause. If the Executive fails to cure such act or failure to act within sixty (60) days after receipt of such notice, the Company may terminate Executive’s employment for Cause. For the avoidance of doubt, if such act is not curable, the Company may terminate Executive’s employment for Cause upon providing written notice of termination specifying the reasons therefore.

(c) A resignation by Executive of his employment shall not be deemed to be voluntary and shall be deemed to be a resignation with “Good Reason” if it is based upon (i) a diminution in Executive’s title, duties, responsibilities, privileges or Term Base Salary; or (ii) a direction by PPL that Executive report to any person or group other than the Board; or (iii) a geographic relocation of Executive’s place of work a distance of more than ten miles (10) from the Company’s offices as of the Effective Date in Doylestown, PA (unless such relocation results in PPL’s offices being forty (40) miles or less from Executive’s primary residence as of the date when the relocation occurs); or (iv) a direction by PPL that Executive shall not be permitted to perform his services from such location or locations as Executive reasonably determines are appropriate; or (v) the material breach of this agreement by PPL.

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Good Reason shall not exist unless the Executive gives the Company written notice within thirty (30) days after the discovery of the occurrence of the event which the Executive believes constitutes the basis for Good Reason, specifying the particular act or failure to act which the Executive believes constitutes the basis for Good Reason. If the Company fails to cure such act or failure to act within thirty (30) days after receipt of such notice, the Executive may terminate his employment for Good Reason. However, such termination must occur within two (2) years following the initial existence of the condition specified in Section 5(c) which constitutes the basis for Good Reason.

(d) “Affiliate” means with respect to any Person, a Person who, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control, with the Person specified.

(e) “Beneficial Owner” shall have the meaning given to such term in Rule 13d-3 under the Exchange Act.

(f) A “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one Person, or more than one Person acting as a group (for purposes of SEC Rule 13d), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company. For purposes of this agreement, no Change of Control shall have occurred in the event Executive or a group which includes Executive acquires more than fifty percent (50%) of the voting control of the Company. The acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered an additional Change of Control; or

(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by one of either the Executive or a majority of the members of the Board prior to the date of the appointment or election;

(iii) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” shall mean assets of the Company having a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change of control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change of Control if its primary purpose is to: (1) change the state of the Company’s incorporation, or (2) create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Exchange Act” means the Exchange Act of 1934, as amended.

(i) “Person” means any individual, corporation, partnership, limited liability company, trust, association or other entity.

(j) “Related Person” means any immediate family member (spouse, partner, parent, sibling or child whether by birth or adoption) of the Executive and any trust, estate or foundation, the beneficiary of which is the Executive and/or an immediate family member of the Executive.

6. Certain Benefits Upon Termination. Executive’s employment shall be terminated upon the earlier of (i) the voluntary resignation of Executive with or without Good Reason; or (ii) Executive’s death or permanent disability; or (iii) upon the termination of Executive’s employment by PPL for any reason at any time. In the event of any termination of employment, Executive shall be entitled to receive all accrued and unpaid salary, expense reimbursements, Option vesting, and benefits through the effective date of termination.

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(a) Certain Terminations. If Executive’s employment by PPL terminates for any reason other than as a result of (i) a termination for Cause, or (ii) a voluntary resignation by Executive without a Good Reason ((i) and (ii) collectively, an “Ineligible Termination”), then Executive also shall receive benefits and payments upon said termination of employment as described in Appendix A attached hereto.

(b) If Executive’s employment by PPL terminates for any reason, other than an Ineligible Termination, Executive and his then covered dependents shall remain eligible to participate in all Company provided medical and dental plans to the extent Executive elects and remains eligible for coverage under COBRA and for a maximum period of eighteen (18) months at the Company’s sole expense.

(c) In the event that Executive’s employment terminates by reason of his death, all benefits provided in this Section 6 shall be paid to his estate or as his executor shall direct, but payment may be deferred until Executive’s executor or personal representative has been appointed and qualified pursuant to the laws in effect in Executive’s jurisdiction of residence at the time of his death.

(d) PPL shall have no liability to Executive under subsections 6(a), (b), or (c) if Executive’s employment pursuant to this Agreement terminates due to an Ineligible Termination.

(e) To the extent that any or all of the payments and benefits provided for in this Agreement constitute “parachute payments” within the meaning of Section 280G of the Code and, but for this paragraph, would be subject to the excise tax imposed by Section 4999 of the Code, then, either: (i) Executive shall receive all such payments and benefits Executive is entitled to receive hereunder, and any liability for taxes pursuant to any payments included herein shall be Executive’s liability alone; or (ii) the aggregate amount of such payments and benefits shall be reduced such that the present value thereof (as determined under the Code and applicable regulations) is equal to 2.99 times Executive’s “base amount” (as defined in Section 280G of the Code), whichever of (i) and (ii) yields the greatest after-tax amount to Executive. The determination of any reduction or increase of any payment or benefits under this paragraph pursuant to the foregoing provision shall be made by a nationally recognized public accounting firm chosen by the Company in good faith, and such determination shall be conclusive and binding on the Company and Executive. If a reduction in payments is required by the foregoing provisions of this Section 6(h), the reduction shall occur in the following order: (i) first, any future cash payments (if any) shall be reduced (if necessary, to zero); (ii) second, any current cash payments shall be reduced (if necessary, to zero); (iii) third, all non-cash payments (other than equity or equity derivative related payments) shall be reduced (if necessary, to zero); and (iv) fourth, all equity or equity derivative payments shall be reduced, except if, and only if, a different order of reduction is required to avoid the imposition of an additional tax under Section 409A of the Code. As expressly permitted by Q/A-32 of the final regulations under Section 280G of the Code, with respect to performing any present value calculations that are required in connection with the foregoing calculations, the parties affirmatively elect to utilize the Applicable Federal Rates that are in effect as of the date of this letter, and the accounting firm shall therefore use such Applicable Federal Rates in its determinations and calculations.

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7. Clawback Provision. In the event that all of the following conditions are satisfied:

(a) A mandatory restatement of the Company’s financial results occurs and is released to the public at a time when the Company’s securities are traded on any United States securities exchange (a “Restatement”); and

(b) The Restatement is attributable to misconduct or wrongdoing by the Executive; and

(c) Executive has received payment of a cash bonus or has been issued any shares of PPL as a bonus within three (3) years preceding the date of the issuance and release to the public of such restatement; and

(d) The amount of such cash bonus or share grant has been calculated and awarded pursuant to a specific financial formula; and

(e) Such bonus or share grant would have been diminished based on the restated financial results had the financial formula pursuant to which the bonus or share grant has been calculated (the “Formula”) been applied to the restated financial results (the amount of such diminution, is the “Clawback Amount”);

then, upon written demand from the Company setting forth in detail the basis for such demand, the Executive shall remit to the Company the Clawback Amount less the amount of any taxes paid or payable by Executive in respect of such bonus or share grant. Provided, however, that if and to the extent that (x) the Restatement results in the Company increasing expenses or reducing income, revenues or another component of the Formula during the measurement period during which the applicable bonus or share grant was calculated, but also results in (y) the Company increasing or shifting such income, revenues or expenses into a different fiscal period, such that the net effect of the Restatement is effectively neutral to the Company over the applicable time periods, then no Clawback Amount shall be due from the Executive.

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8. Indemnification. PPL shall indemnify, defend and hold Executive harmless from and against all claims, losses, damages, expense or liabilities, including expenses of defense and settlement, and advancement of defense costs as such costs are incurred, (collectively, “Indemnified Losses”) to the fullest extent allowable by law and as provided in any of the PPL by-laws, charter, any indemnification agreement with the Executive, or as otherwise agreed between the parties and under any applicable laws, where such claims or Indemnified Losses are based upon or in any way arise from or are connected with his employment by PPL or his service as an officer or director of PPL or any PPL Affiliate. To the fullest extent permitted by law, PPL shall advance to or on behalf of Executive all expenses incurred in connection with the defense of any indemnified action or claim pursuant to this Section 8. PPL shall investigate in good faith the availability and cost of directors’ and officers’ insurance and shall include Executive as an insured in any directors’ and officers’ insurance policy it maintains. The provisions of this Section 8 shall survive any termination or expiration of this Agreement. Executive shall have the right to elect either (a) to arbitrate in accordance with Section 13 of this Agreement any claim by Executive to enforce the provisions of Section 8 of this Agreement, or (b) to litigate any such claim in any court of competent jurisdiction.

9. Attorney Fees. In the event that any action or proceeding is brought to enforce the terms and provisions of this Agreement, each party shall bear its own attorney’s fees, except that the Company shall bear all attorney’s fees and litigation costs incurred by Executive in successfully enforcing the provisions of this Agreement or in successfully defending any claim brought by the Company against the Executive arising pursuant to this Agreement.

10. Notices. All notices and other communications provided to either party hereto under this Agreement shall be in writing and delivered by hand, or by certified or registered mail to such party at its/his address set forth below its/his signature hereto, or at such other address as may be designated with postage prepaid, shall be deemed given when received.

11. Construction. In constructing this Agreement, if any portion of this Agreement shall be found to be invalid or unenforceable, the remaining terms and provisions of this Agreement shall be given effect to the maximum extent permitted without considering the void, invalid or unenforceable provisions. In construing this Agreement, the singular shall include the plural, the masculine shall include the feminine and neuter genders as appropriate, and no meaning in effect shall be given to the captions of the sections in this Agreement, which is inserted for convenience of reference only. Without limitation to the foregoing, nothing in this Agreement is intended to violate the Sarbanes-Oxley Act of 2002, the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010, the rules and regulations of the Securities and Exchange Commission or the applicable listing standards of NASDAQ or the NYSE, and to the extent that any provision of this Agreement would constitute such a violation, such provision shall be modified to the extent required by such Act, rule, regulation or standard, or, to the extent that such provision cannot be so modified and is found to be invalid or unenforceable, the remaining terms and provisions shall be given effect to the maximum extent permitted without considering the void, invalid or unenforceable provision.

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This Agreement is intended to comply with the requirements of Section 409A of the Code, including the exceptions thereto, and shall be construed and administered in accordance with such intent. For purposes of Section 409A of the Code, each installment payment provided under this Agreement shall be treated as a separate payment. Any payments to be made under this Agreement in connection with a termination of employment shall only be made if such termination of employment constitutes a “separation from service” under Section 409A of the Code.

Notwithstanding any other provision of the Agreement, to the extent that (i) any amount paid pursuant to the Agreement is treated as nonqualified deferred compensation pursuant to Section 409A of the Code and is provided to the Executive on account of his separation from service and (ii) the Executive is a “specified employee” pursuant to Section 409A(2)(B) of the Code, then such payments shall be made on the date which is six (6) months after the date of the Executive’s separation from service. In connection with the payment of any obligation that is delayed pursuant to this section, the Company shall establish an irrevocable trust to hold funds to be used for payment of such obligations. Upon the date that such amount would otherwise be payable, the Company shall deposit into such irrevocable trust an amount equal to the obligation. However, notwithstanding the establishment of the irrevocable trust, the Company’s obligations under the Agreement upon the Executive’s termination of employment shall constitute a general, unsecured obligation of the Company and any amount payable to the Executive shall be paid solely out of the Company’s general assets, and the Executive shall have no right to any specific assets of the Company. The funds, if any, contained or contributed to the irrevocable trust shall remain available for the claims of the Company’s general creditors.

12. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

13. Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the internal laws of the State of Pennsylvania as at the time in effect and without regard to conflict of laws provisions, except that the provisions of Section 8 of this Agreement shall be construed and interpreted in accordance with the laws of the state in which PPL is incorporated at the time that any claim under Section 8 is asserted. The parties agree that any dispute arising under this Agreement shall be determined by binding arbitration before the American Arbitration Association (“AAA”) under the AAA’s commercial arbitration rules. Such arbitration shall be conducted in New York, New York, before a single, impartial arbitrator selected by the AAA; provided, however, the parties may mutually agree after the commencement of a proceeding to hold the arbitration in another jurisdiction. In any such arbitration, the Company shall bear and shall be solely responsible for the costs and fees imposed by the AAA and the arbitrator. The parties agree to abide by all decisions and awards rendered in such proceedings. All decisions and awards rendered by the arbitrator shall be final, binding and conclusive. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof, and the parties consent to the non-exclusive jurisdiction of the federal and state courts in New York and Pennsylvania for this purpose. If at the time any dispute or controversy arises with respect to this Agreement the AAA is no longer providing arbitration services, then JAMS shall be substituted for the AAA for purposes of this paragraph, and the arbitration will be conducted in accordance with the then-existing and applicable rules and procedures of JAMS.

14. Entire Agreement. Except as otherwise provided herein, this Agreement constitutes the entire agreement and supersedes all other prior employment agreements and undertakings, both written and oral, among Executive and the Company, with respect to the subject matter hereof, except that the separate Indemnification Agreement dated August 19, 2009 between the parties shall survive the execution of this Agreement. This Agreement may not be modified or amended except in writing, manually signed in pen and ink by each of the parties hereto.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, this Agreement shall be effective as of the date specified in the first paragraph of this Agreement.

ProPhase Labs, Inc., a Delaware corporation
Address:

By:	/s/ Monica Brady
Monica Brady, Chief Accounting Officer

Executive:

/s/ Ted Karkus
Ted Karkus
Address:

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APPENDIX A

Certain Benefits Upon Termination

I.	For the time period from the Effective Date until February 22, 2021, Executive shall be eligible to receive the following benefits and cash payments upon a Termination of Employment other than an Ineligible Termination:

A.	Executive shall receive a combination of accelerated vesting of the outstanding and unvested stock options granted to him under Section 4(b) of the Agreement and a cash severance payment as set forth in the chart below:

Month in which Executive’s employment is terminated other than an Ineligible Termination	Ratio of Option subject to acceleration of vesting	Cash severance payment (based upon a total potential cash severance payment of $1,687,500)
February 2018	1	$0
March 2018	35/36	$46,875
April 2018	34/36	$93,750
May 2018	33/36	$140,625
June 2018	32/36	$187,500
July 2018	31/36	$234,375
August 2018	30/36	$281,250
September 2018	29/36	$328,125
October 2018	28/36	$375,000
November 2018	27/36	$421,875
December 2018	26/36	$468,750
January 2019	25/36	$515,625
February 2019	24/36	$562,500
March 2019	23/36	$609,375
April 2019	22/36	$656,250
May 2019	21/36	$703,125
June 2019	20/36	$750,000
July 2019	19/36	$796,875
August 2019	18/36	$843,750
September 2019	17/36	$890,625
October 2019	16/36	$937,500
November 2019	15/36	$984,375
December 2019	14/36	$1,031,250
January 2020	13/36	$1,078,125
February 2020	12/36	$1,125,000
March 2020	11/36	$1,171,875
April 2020	10/36	$1,218,750
May 2020	9/36	$1,265,625
June 2020	8/36	$1,312,500
July 2020	7/36	$1,359,375
August 2020	6/36	$1,406,250
September 2020	5/36	$1,453,125
October 2020	4/36	$1,500,000
November 2020	3/36	$1,546,875
December 2020	2/36	$1,593,750
January 2021 – February 22, 2021	1/36	$1,640,625

II.	On or after February 23, 2021, Executive shall be eligible to receive the following benefits and cash payments upon a Termination of Employment other than an Ineligible Termination:

1. Certain Benefits Upon Termination. Executive’s employment shall be terminated upon the earlier of (i) the voluntary resignation of Executive with or without Good Reason; or (ii) Executive’s death or permanent disability; or (iii) upon the termination of Executive’s employment by PPL for any reason at any time. In the event of any termination of employment, Executive shall be entitled to receive all accrued and unpaid salary, expense reimbursements, and benefits through the effective date of termination. In addition, the following provisions of this Section also shall apply:

(a) Certain Terminations. If Executive’s employment by PPL terminates for any reason other than as a result of (y) a termination for Cause, or (z) a voluntary resignation by Executive without a Good Reason ((y) and (z) collectively, an “Ineligible Termination”), then Executive also shall receive:

(i) a cash severance payment equal to two and one-half (2.5) times his Base Salary (i.e., two hundred fifty percent (250%) of his Post-Term Base Salary). Such cash severance payment shall be paid as follows: (x) one-half (.5) of the cash severance payment shall be paid in a lump sum within five (5) business days following the effective date of the termination; and (y) the remaining one-half of the cash severance payment shall be paid in twelve (12) equal, consecutive, monthly installments commencing on the first business day of the month following the effective date of the termination; and

(ii) all of Executive’s stock options and/or restricted stock shall automatically vest concurrently upon such termination of employment, regardless of any prior existing vesting schedules;

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(iii) Provided, however, that if his employment terminates by reason of his death or disability, then such cash payments shall be paid only to the extent of the proceeds payable to the Company through a “key man” life, disability or similar insurance relating to the death or disability of Executive.

(b) Additional Payment if Termination Occurs in Connection with a Change in Control. In the event that Employee has received the payments described in Section II.1(a), and it is determined that the provisions of Section II.1(c) also are applicable (termination in connection with a Change in Control), then Employee shall be entitled to receive an additional payment equal to the amounts due to Employee pursuant to Section II.1(c), less the amount of payments previously received by Employee pursuant to Section II.1(a).

(c) Payment if Termination Occurs in Connection with a Change in Control. Notwithstanding the provisions of Section II.1(a) above, in the event Executive’s employment terminates due to a reason other than an Ineligible Termination, death or disability, and if such termination occurs within (a) eighteen (18) months following a Change in Control, or (b) prior to a Change in Control but in contemplation of a Change in Control which Change in Control actually occurs, then, in lieu of the severance payment described in Section II.1(a) above, Executive shall instead receive a one-time severance payment in cash equal to two million five hundred thousand dollars ($2,500,000). In addition, in such event, all of Executive’s stock options and/or restricted stock shall automatically vest concurrently upon such termination of employment, regardless of any prior existing vesting schedule.

(i) For purposes of this Section II.1(c), the involuntary termination of Executive’s employment within one hundred eighty (180) days preceding a Change of Control (due to a reason other than an Ineligible Termination, death or disability) will be deemed to have been a termination of employment in contemplation of a Change in Control.

(ii) In determining whether a termination of Executive’s employment occurring more than one hundred eighty (180) days preceding a Change of Control (due to a reason other than an Ineligible Termination, death or disability) constitutes a termination of employment in contemplation of a Change in Control, the court or other tribunal making such determination shall consider the totality of facts and circumstances surrounding such termination of employment.

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Schedule A

Form of Employment Release

SEPARATION AGREEMENT AND GENERAL RELEASE

This SEPARATION AGREEMENT AND GENERAL RELEASE (“Agreement”) is made and entered into by and among ProPhase Labs, Inc. (the “Company”) and [INSERT EMPLOYEE NAME] (“Employee”). The Company and Employee shall be referred to as the “Parties” or, each separately, a “Party.”

WHEREAS, Employee and the Company have agreed that Employee shall permanently separate from employment with the Company effective on _____________, 20__; and

WHEREAS, Employee and the Company wish to agree on matters relating to the end of Employee’s employment with the Company on the terms included in this Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is acknowledged, and fully intending to be legally bound, Employee and the Company AGREE as follows:

1. Separation Date. Employee’s employment with the Company shall terminate at the close of business on _______________, 20__ (“Separation Date”). To the extent he has not already, Employee shall receive his regular pre-separation compensation and benefits through the Separation Date, consistent with Company policy. Employee confirms that he shall relinquish all titles and positions with the Company

2. Separation Benefits. If Employee signs, complies with, and does not revoke this Agreement, the Company shall provide the following compensation and benefits to Employee. Employee acknowledges and agrees that such compensation and benefits constitute valid consideration for this Agreement and that he would not be entitled to such compensation and benefits but for his execution (and non-revocation) of this Agreement.

a. Severance Payment. The Company shall pay Employee the severance payments and other severance benefits (collectively, the “Benefits”) set forth in his Employment Agreement dated as of January _ 2018 (the “Employment Agreement”). The Employee shall not receive the first cash payment until the first regular payroll date that falls at least ten (10) business days after the Effective Date (as defined below).

b. Accrued Vacation. The Company shall pay Employee __________ Dollars ($______) as payment for his [INSERT NUMBER] weeks of accrued, unused vacation days, such payment being based on Employee’s base salary as of the Separation Date, less all tax withholdings and other applicable deductions, which shall be paid to Employee in a single lump-sum payment. The Employee shall not receive payment until the first regular payroll date that falls at least ten (10) business days after the Effective Date (as defined below).

c. Other Benefits. For the avoidance of doubt, this will confirm that Employee shall receive all of the severance payments and other post-employment benefits set forth in his ____ and has not waived _____

3. Consideration. Employee acknowledges: (i) the sufficiency of the consideration included in Section 2 above for the release of Employee’s claims; (ii) that the Company is not, in the absence of this Agreement, otherwise required to make any such payment to Employee; (iii) that such payment is being made to Employee because of his agreement to fulfill the promises and to provide the releases stated in this Agreement; and (iv) that such payment is in excess of any payment or benefit, to which Employee might otherwise be entitled.

4. Taxes. Employee is responsible for paying any taxes on amounts he receives because he signed this Agreement. As to payments made pursuant to this Agreement, Employee is responsible for determining and paying any required taxes. Employee agrees to indemnify the Company and Released Parties (as defined below) for all expenses, penalties, or interest charges it incurs as a result of not paying payroll taxes on, or withholding taxes from, amounts paid under this Agreement. Employee further agrees not to make any claims against the Company or any other Released Party or other person based on how the Company or Released Parties report amounts paid under this Agreement. In addition, Employee understands and agrees that the Released Parties have no duty to try to prevent such an adverse determination.

5. Benefits. Except as stated in this Agreement, the Employment Agreement, or otherwise required by law, all medical and health benefits from the Company ceased as of Employee’s Separation Date.

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6. Release by Employee and Acknowledgement by Company. In consideration of the compensation and benefits provided in this Agreement and intending to be legally bound, Employee, for himself, his heirs, executors, administrators, successors, assigns, and legal and personal representatives, unconditionally and irrevocably releases and forever discharges the Company, each of the Company’s current and former employees, agents, officers, directors, shareholders, members, managers, partners, and attorneys (collectively, the “Released Parties”) from any and all claims, causes of action, liabilities, obligations, controversies, damages, lawsuits, debts, demands, costs, charges and/or expenses (including attorneys’ fees and costs) arising solely out of Employee’s employment relationship with the Company or the termination of that relationship of any nature whatsoever, asserted or unasserted, known or unknown, suspected or unsuspected, that Employee ever had, now has or hereafter may have against the Company and/or any of the other Released Parties that arose at any time regarding any matter up to and including the date of this Agreement (together, the “Claims”). Without in any way limiting the generality of the foregoing, Employee specifically acknowledges and agrees that the Claims released include all claims based on events occurring up to the date of Employee’s execution of this Agreement under any federal, state or local statute, ordinance, or regulation, governing solely his employment with the Company including, including but not limited to, the Civil Rights Acts of 1866 and 1867, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Employee Retirement Income Security Act, the Fair Labor Standards Act, the Family and Medical Leave Act, the Americans with Disabilities Act, the National Labor Relations Act, Workers’ Compensation law, the Rehabilitation Act, the Equal Pay Act, the Age Discrimination in Employment Act (“ADEA”), as amended by the Older Workers Benefit Protection Act (“OWBPA”), any claims under the Pennsylvania Human Relations Act (PHRA), the Pennsylvania Wage Payment and Collection Law (WPCL), the Pennsylvania Minimum Wage Act (PMWA), or under any common law, such as claims for wrongful discharge, constructive discharge, defamation, unjust enrichment, breach of contract, or negligent or intentional infliction of emotional distress. Employee does not release the Company from any claims that may arise (i) as a result of any failure by the Company to comply with this Agreement or (ii) after the date of Employee’s execution of this Agreement.

Nothing in this Agreement shall affect, terminate or discharge Employee’s rights to indemnification and advancement of expenses pursuant to the Employment Agreement, the August 19, 2009 Indemnity Agreement, the Company’s by-laws, and applicable laws.

7. No Other Claims or Proceedings by Employee. Employee warrants, covenants, and represents that he has not assigned or transferred or purported to assign or transfer to any person any of the Claims. Employee also warrants, covenants, and represents that, as of the date of this Agreement, neither he nor anyone acting on his behalf has made or filed any lawsuit, complaint, charge, action or proceeding against any of the Company Released Parties with any federal, state, or local court agency or authority, or any other regulatory authority.

8. Unemployment Benefits. Should Employee apply for unemployment benefits following the Separation Date, the Company will not actively seek to contest Employee’s application.

9. Return of Documents and Things. On or before the Separation Date, Employee shall return to the Company, all electronic and hard copy data, documents, and other materials, equipment and other property of the Company and the other Released Parties in his possession or under his control. Such property includes, but is not limited to, any and all (1) company car; (2) cell phone, computers, computer tablets, computer-related devices, computer storage media and other portable media, personal digital assistants (PDAs), and other equipment; (3) hard copy and electronic documents, records, data, files, memoranda, reports, drawings, and plans. and (4) keys and credit cards, in all cases that were provided by the Company or any other Company Released Parties that relate to the Company or the other Company Released Parties, or that Employee has used, prepared or come into contact with during the course of his employment with the Company.

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10. Full Compensation. Employee acknowledges that, other than (i) as stated in Section 2 of this Agreement, and (ii) as set forth in his Employment Agreement, he has received payment in full of all of the compensation, benefits and/or payments due to him from the Company by virtue of his status as an employee through the Separation Date, including all wages, bonuses, equity, expense reimbursements, payments to benefit plans and any other payment under a compensation plan, compensation program, compensation practice or compensation promise of the Company. Employee further acknowledges that he shall not be entitled to any post-separation compensation or benefits by virtue of his status as an employee, including any severance or separation payments, except as specifically stated in this Agreement and in his Employment Agreement. [** Note: Before signing this Agreement, parties need to confirm that all salary and reimbursements that were due to Employee for periods prior to Separation Date were paid in full.]

11. Non-Disparagement. Neither the Company, nor Employee shall disparage to any third party the professional or personal reputation or character of the other. This Non-Disparagement provision applies to comments made verbally, in writing, electronically or by any other means, including, but not limited to blogs, postings, message boards, texts, video or audio files and all other forms of communication.

12. References. The Company agrees to provide neutral references upon request, which is to only provide dates of employment, position(s) held and employment status.

13. Non-Admission. Employee agrees that the payments made and other consideration received pursuant to this Agreement are not to be construed as an admission of legal liability by the Company and that no person or entity shall utilize this Agreement or the consideration received pursuant to this Agreement as evidence of any admission of liability or obligation.

14. Knowing and Voluntary Waiver. Employee acknowledges that he has carefully reviewed this Agreement with the benefit of counsel and that he enters into such documents knowingly and voluntarily. Employee understands and acknowledges that, under this Agreement, he is receiving compensation and benefits in addition to anything to which Employee is already entitled and that, by this Section, the Company has hereby advised Employee in writing to consult with an attorney of his choosing prior to executing this Agreement, which he has done. Employee acknowledges that neither the Company nor any of its employees, representatives or attorneys have made any representations or promises concerning the terms or effects of this Agreement other than those contained in this Agreement.

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15. Notices. All notices shall be in writing and shall be sufficiently given if hand-delivered, sent by documented overnight delivery service or registered or certified mail, postage prepaid, return receipt requested, or by telegram or telecopy (confirmed by U.S. mail), receipt acknowledged, addressed below. Any such notice shall be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation, in all other cases. Any and all notice as provided for in this Agreement may be given as follows:

a.	If to the Company:

[INSERT NAME/ADDRESS]

b.	If to Employee:

[INSERT NAME/ADDRESS]

16. Consideration Period; Right to Revoke Agreement; Effective Date. Employee acknowledges that he has been given a period of 21 days within which to consider the Agreement (although he need not take all 21 days if he does not wish to do so), and the Parties agree that any changes to this Agreement, whether material or immaterial, have not re-started the running of this period. Employee may revoke or cancel this Agreement within seven days after his execution of it by notifying the Company of his desire to do so in writing delivered to [INSERT NAME] at the Company. To be effective, notice must be given in the manner specified in this Agreement before the close of business on the seventh day following Employee’s execution of this Agreement. Employee understands and agrees that he shall not be entitled to any payments or benefits under this Agreement if he revokes this Agreement. This Agreement shall be effective on the eighth day after Employee’s execution of it, assuming that he has not first validly revoked the Agreement (the “Effective Date”).

17. Interpretation and Governing Law. This Agreement shall be construed as a whole according to their fair meaning. It shall not be construed strictly for or against Employee or the Company. This Agreement shall be governed by the statutes and common law of the Commonwealth of Pennsylvania. The Parties irrevocably submit to the exclusive jurisdiction and venue of the United States federal courts or the courts of the Commonwealth of Pennsylvania in any action or proceeding brought with respect to or in connection with this Agreement. Each Party waives any objection based on forum non conveniens and waives any objection to venue of any action instituted hereunder in such courts.

18. Enforceability and Waiver. If any provision of this Agreement is determined to be invalid or unenforceable by a court of competent jurisdiction by reason of the nature of the covenants contained in this Agreement, such terms shall be deemed changed or reduced to enforceable terms, but only to the extent necessary to cure such invalidity. Further, whenever possible, each provision of this Agreement shall be interpreted in such a manner to be effective and valid under applicable law. No waiver by either Party of any breach of this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by either Party of any right under this Agreement shall be construed as a waiver of any other right.

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19. Headings/Counterparts. The headings of the sections in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions of this Agreement. This Agreement may be executed in two or more counterparts.

20. Entire Agreement. This Agreement constitutes the entire agreement between Employee and the Company. Amendments to this Agreement shall not be effective unless they are in writing signed by Employee and a duly authorized representative of the Company.

By signing this Agreement, [insert employee name] acknowledges that he DOES SO Voluntarily after carefully reading and fully understanding EACH provision and all of the effects of this agreement AND THE MUTUAL RELEASE, which includes a release of known and unknown claims and Restricts future legal action against [INSERT COMPANY NAME] and Other released parties AS PROVIDED in this agreement.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have executed this Agreement on this day of ________, 2015.

[INSERT EMPLOYEE NAME]	[INSERT COMPANY NAME]

By:	By:
Date:	Date:

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SPECIAL MEETING OF STOCKHOLDERS OF

PROPHASE LABS, INC.

April 12, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, and Proxy Card are available at http://www.astproxyportal.com/ast/07814/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

00033000000000000000 1 041218

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. APPROVAL OF THE COMPANY'S 2018 STOCK INCENTIVE PLAN	☐	☐	☐
2. APPROVAL OF THE AMENDED AND RESTATED 2015 EXECUTIVE EMPLOYMENT AGREEMENT WITH THE COMPANY'S CEO	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy, when properly executed, will be voted as directed by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign full partnership name by a duly authorized person.

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PROPHASE LABS, INC.

PROXY CARD

The undersigned hereby: (a) acknowledges receipt of the Notice of Special Meeting of Stockholders of ProPhase Labs, Inc. (the "Company") to be held on Thursday, April 12, 2018, 4:00 p.m. Eastern Time, at Reed Smith LLP, 599 Lexington Avenue, 22nd floor, New York, NY 10022, and the Proxy Statement in connection therewith, each dated March [•], 2018; (b) appoints Ted Karkus and Monica Brady, and each of them with power of substitution, as Proxies; (c) authorizes the Proxies to represent and vote, as designated hereon, all of the shares of Common Stock of the Company, held of record by the undersigned as of the close of business March 14, 2018, at such Special Meeting and at any adjournment(s) and postponement(s) thereof; and (d) revokes any Proxies heretofore given

(IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)

1.1 14475